PROSPECTUS DATED JULY 1, 2022

JAMES ALPHA FUNDS TRUST d/b/a EASTERLY FUNDS TRUST

FUND	Class A	Class C	Class I	Class R6
Easterly Snow Small Cap Value Fund	SNWAX	SNWCX	SNWIX	SNWRX
Easterly Snow Long/Short Opportunity Fund	SNOAX	SNOCX	SNOIX	SNORX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND SUMMARY	1
Easterly Snow Small Cap Value Fund	1
Easterly Snow Long/Short Opportunity Fund	7
ADDITIONAL INFORMATION ON EACH FUND’S STRATEGIES AND RELATED RISKS	14
PRINCIPAL INVESTMENT RISKS	16
PORTFOLIO HOLDINGS DISCLOSURE	23
MANAGEMENT OF THE FUNDS	23
PRICING OF FUND SHARES	25
CHOOSING A SHARE CLASS	25
HOW TO PURCHASE SHARES	30
HOW TO REDEEM SHARES	32
MARKET TIMING AND FREQUENT TRADING POLICY	35
DIVIDENDS AND DISTRIBUTIONS	35
TAX CONSEQUENCES	36
DISTRIBUTION OF SHARES	37
FINANCIAL HIGHLIGHTS	39
APPENDIX A	A-1

FUND SUMMARY: EASTERLY SNOW SMALL CAP VALUE FUND

Investment Objective:

The investment objective of the Easterly Snow Small Cap Value Fund (the “Small Cap Value Fund” or the “Fund”) is long-term capital appreciation.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, for transactions in Class I and Class R6, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in series of the Easterly Funds. More information about these and other discounts is available from your financial professional and in the Choosing a Share Class section on page 25 of this Prospectus. In addition, Appendix A attached to this Prospectus contains information regarding financial intermediary-specific sales charge waivers and discounts.

Shareholder Fees	Class A	Class C	Class I	Class R6
Maximum Sales Charge (Load) Imposed on Purchases as a % of offering price	5.75%	none	none	none
Maximum Sales Charge (Load) Imposed on Reinvested Dividends as a % of offering price	none	none	none	none
Maximum Contingent Deferred Sales Charge (Load) as a % of offering price	none[1]	1.00%	none	none
Redemption Fee	none	none	none	none
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I	Class R6
Management Fees	0.95%	0.95%	0.95%	0.95%
Distribution and/or Service Rule 12b-1 Fees	0.25%	1.00%	none	none
Other Expenses[2]	0.76%	0.76%	0.76%	0.76%
Total Annual Fund Operating Expenses before Fee Waiver and/or Expense Reduction/Reimbursement	1.96%	2.71%	1.71%	1.71%
Fee Waiver and/or Expense Reduction/ Reimbursement	(0.46)%	(0.46)%	(0.46)%	(0.71)%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reduction/Reimbursement[3]	1.50%	2.25%	1.25%	1.00%

1.	A contingent deferred sales charge may apply in some cases. See “Choosing a Share Class - Class A Shares.”

2.	Other Expenses for Classes A, C, and I have been restated to reflect current fees and for Class R6 are based on estimated amounts for the current fiscal year.

3.	Pursuant to an operating expense limitation agreement between Easterly Investment Partners LLC, the Fund’s investment manager (“Easterly” or the “Adviser”), and the Fund, Easterly has contractually agreed to waive all or a portion of its advisory fee and/or pay expenses of the Fund so that total annual Fund operating expenses (excluding front-end and contingent deferred sales loads, leverage, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses and Acquired Fund Fees and Expenses) for Class A, Class C, Class I, and Class R6 do not exceed 1.50%, 2.25%, 1.25%, and 1.00%, respectively. The expense limitation agreement for Class A, Class C, Class I, and Class R6 shares will be in effect through November 5, 2023. This operating expense limitation agreement cannot be terminated during its term. Easterly is permitted to seek reimbursement from the Fund, subject to limitations, for management fees waived and Fund expenses it paid within three (3) years of the end of the fiscal year in which such management fees were waived or expenses paid, as long as the reimbursement does not cause the Fund’s operating expenses to exceed (i) the expense cap in place at the time the fees were waived or the expenses were incurred; or (ii) the current expense cap, whichever is less.

Expense Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated. It also shows costs if you sold your shares at the end of the period or continued to hold them. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example reflects the contractual fee waiver/expense reimbursement arrangement for the duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions, your costs, would be:

If the shares are redeemed at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Class A	$719	$1,113	$1,531	$2,694
Class C	$328	$798	$1,394	$3,008
Class I	$127	$494	$885	$1,981
Class R6	$102	$469	$862	$1,960

If the shares are not redeemed:

	1 Year	3 Years	5 Years	10 Years
Class A	$719	$1,113	$1,531	$2,694
Class C	$228	$798	$1,394	$3,008
Class I	$127	$494	$885	$1,981
Class R6	$102	$469	$862	$1,960

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate of the Fund was 62% of the average value of its portfolio.

Principal Investment Strategies:

To achieve its investment objective, under normal market conditions the Small Cap Value Fund will invest at least 80% of its net assets, at cost, in equity securities of companies with market capitalizations in the range of the Russell 2000 Value® Index (“small-cap companies”). As of February 28, 2022, the market capitalization range of companies in the Russell 2000 Value® Index was between $29.3 million and $11.8 billion. The Fund’s investments in equity securities may include common and preferred stocks, convertible securities, and shares of other investment companies and exchange-traded funds (“ETFs”) that invest in equity securities of small-cap companies.

In addition to equity securities, the Fund may also invest up to 15% of its net assets in U.S. Government or U.S. agency obligations. The Fund may have up to 25% of its net assets invested directly or indirectly in foreign securities, including investments in emerging markets.

Easterly Investment Partners LLC (“Easterly” or the “Adviser”), the Fund’s investment adviser, selects equity securities for the Fund using a bottom-up approach that seeks to identify small-cap companies that the Adviser believes are undervalued and are likely to experience a rebound in earnings due to an event or series of events that creates a price to earnings expansion that leads to higher stock price valuations. The Fund’s portfolio typically consists of 40 to 60 equity securities that are weighted according to the Adviser’s projected return expectations. The Adviser’s disciplined investment process seeks to yield a portfolio that is amply diversified across a wide spectrum of economic classifications and sectors. In general, the Adviser may sell an investment when it reaches its target price, when the position grows too large, when the company’s financial position or outlook deteriorates, when an anticipated business catalyst for the investment does not materialize as expected, or to make room in the Fund for a more attractive investment.

An important component of the Adviser’s investment process is an intense focus on a company’s balance sheet and cash flow statement. The Adviser’s analysis of balance sheets and cash flow statements is centered on determining whether a company can sustain itself through the problems that have caused its equity valuation to fall and subsequently brought the company’s stock to the Adviser’s attention. The Adviser generally attempts to purchase equities for the Fund’s portfolio after an event in which the company’s equity valuation has fallen and business conditions are unfavorable, if not at or near a cyclical bottom. This is done in conjunction with extensive research to confirm the Adviser’s opinion that a company can survive the near-term problems. While the Adviser’s analysis does not eliminate the occurrence of short-term equity valuation volatility, the Adviser believes that this process provides for a reasonable level of capital protection.

Principal Risks:

There is no assurance that the Fund will achieve its investment objective. The Fund share price will fluctuate with changes in the market value of its portfolio investments. When you sell your Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

Management Risk. The Adviser’s investment strategies for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Investment and Market Risk. An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund’s common shares represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Social, political, economic and other conditions and events (such as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) will occur that have significant impacts on issuers, industries, governments and other systems, including the financial markets. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions or markets. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat. Investors will be negatively impacted if the value of their portfolio holdings decreases as a result of such events, if these events adversely impact the operations and effectiveness of the Adviser or key service providers or if these events disrupt systems and processes necessary or beneficial to the management of accounts. These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund’s investments, increase the Fund’s volatility and exacerbate pre-existing risks to the Fund. The Fund’s common shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

Equity Securities Risk. The Fund is subject to risks associated with investing in equity securities, including market risk, issuer risk, price volatility risks and market trends risk. The prices of equity securities generally fluctuate in value more than fixed-income investments, may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. The Fund’s ability to achieve its investment objective may be affected by the risks attendant to any investment in equity securities. Common stockholders are subordinate to debt or preferred stockholders in a company’s capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole.

Small Capitalization Company Risk. Investing in small capitalization companies may involve more risk than is usually associated with investing in larger, more established companies. There is typically less publicly available information concerning small capitalization companies than for larger, more established companies. Some small capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Fund to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

Value Style Investing Risk. Value investing strategies involve obtaining exposure to individual investments or market sectors that are out of favor and/or undervalued in comparison to their peers or their prospects for growth. Because different types of investments go out of favor with investors depending on market and economic conditions, the Fund’s return may be adversely affected during market downturns and when value investment strategies are out of favor.

Investment Focus Risk. To the extent the Fund invests a greater amount in any one sector or industry, such as the banking industry, the Fund’s performance will depend to a greater extent on the overall condition of that sector or industry and there is increased risk to the Fund if conditions adversely affect that sector or industry.

Convertible Securities Risk. The market value of a convertible security performs like that of a regular debt security, that is, if market interest rates rise, the value of the convertible security falls.

Risk of Investing in Other Investment Companies. Investing in other investment companies involves substantially the same risks as investing directly in the underlying securities, but may involve additional expenses at the investment company level. To the extent the Fund invests in other investment companies, such as ETFs and closed-end funds, the Fund’s shareholders will incur certain duplicative fees and expenses, including investment advisory fees as a result of the Fund’s investments in other investment companies, such as mutual funds, ETFs, and closed-end funds. The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such investment funds, and will be further reduced by Fund expenses, including management fees.

ETF Risk. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. ETFs are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. In addition, their market value is expected to rise and fall as the value of the underlying index or other assets rises and falls. The market value of their shares may differ from the net asset value (“NAV”) of the particular fund. As a shareholder in an ETF (as with other investment companies), the Fund would bear its ratable share of that entity’s expenses in addition to its own fees and expenses. Further, if the Fund invests in leveraged ETFs, the more this leverage will magnify any losses on those investments. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF’s shares may trade at a discount or premium relative to the NAV of the shares and the listing exchange may halt trading of the ETF’s shares. When all or a portion of an ETF’s underlying securities trade in a foreign market that is closed during the time the domestic market in which the ETF’s shares are listed and traded is open, there may be changes between the last quote from the closed foreign market and the value of such underlying security during the ETF’s trading day. ETFs also involve the risk that an active trading market for an ETF’s shares may not develop or be maintained. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities.

In times of market stress, market makers or authorized participants may step away from their respective roles in making a market in shares of the ETF and in executing purchase or redemption orders. During such times, the ETF’s shares may trade at a wider than normal discount or premium and may possibly face trading halts. International ETFs may have a limited number of authorized participants. To the extent that these authorized participants exit the business or are unable to proceed with creation and/or redemption orders with the ETF, and no other authorized participant is able to step forward, ETF shares may trade at a discount to net asset value and possibly face trading halts and/or delisting.

Foreign Securities Risk. The Fund’s foreign investments will be affected by changes in the foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; less stringent investor protections and disclosure standards; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies. These risks are magnified for investments in developing or emerging countries, which may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

Emerging Market Securities Risk. Emerging market investing involves risks in addition to those risks involved in foreign investing. For example, many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. In addition, economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Certain emerging market countries may be subject to less stringent requirements regarding regulatory, disclosure, accounting, auditing, financial reporting and record keeping standards and therefore, material information related to an investment may not be available or reliable. Securities law and the taxation systems in emerging market countries may change quickly and unpredictably. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries.

Preferred Stock Risk. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks). If the Fund owns a preferred stock on which distributions are deferred, the Fund may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Government Securities Risk. The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to investment and market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance:

The Fund has adopted the performance of the Snow Capital Small Cap Value Fund, a series of the Trust for Professional Managers (the “Predecessor Fund”) as the result of a reorganization of the Predecessor Fund into the Fund, which was consummated after the close of business on November 5, 2021 (the “Reorganization”). Prior to the Reorganization, the Fund had not yet commenced operations. The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the performance of the Class I shares from year-to-year and by showing how the average annual returns for 1 year, 5 years, 10 years and since inception of the Predecessor Fund compare with those of the Russell 2000® Value Total Return Index. The past performance of the Fund and Predecessor Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The returns shown for the periods ending on or prior to November 5, 2021 are those of the Class A, Class C, and Institutional Class shares of the Predecessor Fund. Class A, Class C, and Institutional Class shares of the Predecessor Fund were reorganized into Class A, Class C, and Class I shares of the Fund, respectively, after the close of business on November 5, 2021. Class A, Class C, and Class I shares’ returns of the Fund will be different from the returns of the Predecessor Fund as they have different expenses. Performance for Class A Shares has been restated to reflect the Fund’s applicable sales charge.

There is no performance information quoted for the Class R6 shares of the Fund as the Class R6 shares have not completed a full calendar year of operations as of the date of this prospectus. Although the Class R6 shares are invested in the same portfolio of securities, Class R6 shares’ returns of the Fund will be different from Class I returns of the Predecessor Fund as they have different expenses.

You may obtain the Fund’s updated performance information by calling toll free (833) 999-2636 or by visiting https://www.EasterlyFunds.com/funds/.

CLASS I ANNUAL TOTAL RETURNS – CALENDAR YEARS

Best Quarter:	Q4 2020	43.01%
Worst Quarter:	Q1 2020	-39.67%

Class I performance year-to-date ended March 31, 2022: -3.33%

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2021)

	1 Year	5 Year	10 Year	Life of Class[1]
Class I Shares
Return Before Taxes	26.32%	9.38%	10.80%	10.58%
Return After Taxes on Distributions	26.26%	9.37%	10.14%	9.97%
Return After Taxes on Distributions and Sale of Fund Shares	15.62%	7.43%	8.66%	8.55%
Class A Shares
Return Before Taxes	18.74%	7.81%	9.87%	9.72%
Class C Shares
Return Before Taxes	24.05%	8.29%	9.70%	9.49%
Russell 2000® Value Total Return Index (reflects no deduction for fees, expenses or taxes)	28.27%	9.07%	12.03%	11.02%

1.	Class A, Class C and the Institutional Class of the Predecessor Fund commenced operations on November 30, 2010.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods. After-tax returns are shown for Class I shares only and after-tax returns for other classes will vary.

Management

Investment Adviser: Easterly Investment Partners LLC

Portfolio Managers:

Joshua R. Schachter, CFA	Senior Portfolio Manager of the Adviser; Portfolio Manager of the Fund since its inception in 2021 (and of the Predecessor Fund since its inception in 2010).
Philip J. Greenblatt, CFA	Portfolio Manager / Senior Analyst of the Adviser; Portfolio Manager of the Fund since its inception in 2021 (and of the Predecessor Fund since 2020).

Purchase and Sale of Fund Shares: In general, you may purchase, exchange, or redeem shares of the Fund on any day the New York Stock Exchange is open for business. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Generally, the minimum initial purchase for Class A and Class C shares is $2,500 and the minimum initial purchase for Class I shares is $1 million. Class R6 shares are only available to certain qualified investors and the minimum initial investment will vary depending on the type of qualified investor, as described under Choosing a Share Class in the Fund’s prospectus. The minimum subsequent investment in the Trust is $100, except for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts, which have no minimum subsequent investment requirements. There is no minimum subsequent investment for the Fund.

Tax Information: Distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-free plan, in which case your distributions may be taxed when withdrawn from the tax-advantaged account. The Fund’s investment techniques may cause more of the Fund’s income dividends and capital gains distributions to be taxable at ordinary income tax rates than it would if it did not engage in such techniques.

Financial Intermediary Compensation: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARY: EASTERLY SNOW LONG/SHORT OPPORTUNITY FUND

Investment Objective:

The investment objective of the Easterly Snow Long/Short Opportunity Fund (the “Long/Short Opportunity Fund” or the “Fund”) is long-term capital appreciation and protection of investment principal.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, for transactions in Class I and Class R6, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in series of the Easterly Funds. More information about these and other discounts is available from your financial professional and in the Choosing a Share Class section on page 25 of this Prospectus. In addition, Appendix A attached to this Prospectus contains information regarding financial intermediary-specific sales charge waivers and discounts.

Shareholder Fees	Class A	Class C	Class I	Class R6
Maximum Sales Charge (Load) Imposed on Purchases as a % of offering price	5.75%	none	none	none
Maximum Sales Charge (Load) Imposed on Reinvested Dividends as a % of offering price	none	none	none	none
Maximum Contingent Deferred Sales Charge (Load) as a % of offering price	none[1]	1.00%	none	none
Redemption Fee	none	none	none	none
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I	Class R6
Management Fees	0.80%	0.80%	0.80%	0.80%
Distribution and/or Service Rule 12b-1 Fees	0.25%	1.00%	none	none
Other Expenses[2]	0.46%	0.48%	0.49%	0.49%
Other Expenses (excluding interest/dividend expense)	0.26%	0.26%	0.26%	0.26%
Interest/Dividend Expense	0.20%	0.22%	0.23%	0.23%
Total Annual Fund Operating Expenses before Fee Waiver and/or Expense Reduction/Reimbursement	1.51%	2.28%	1.29%	1.29%
Fee Waiver and/or Expense Reduction/ Reimbursement	—	—	—	(0.06)%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reduction/Reimbursement[3]	1.51%	2.28%	1.29%	1.23%

1.	A contingent deferred sales charge may apply in some cases. See “Choosing a Share Class - Class A Shares.”

2.	Other Expenses for Classes A, C, and I have been restated to reflect current fees and for Class R6 are based on estimated amounts for the current fiscal year.

3.	Pursuant to an operating expense limitation agreement between Easterly Investment Partners LLC, the Fund’s investment manager (“Easterly” or the “Adviser”), and the Fund, Easterly has contractually agreed to waive all or a portion of its advisory fee and/or pay expenses of the Fund so that total annual Fund operating expenses (excluding front-end and contingent deferred sales loads, leverage, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses and Acquired Fund Fees and Expenses) for Class A, Class C, Class I, and Class R6 do not exceed 1.55%, 2.30%, 1.30%, and 1.00%, respectively. The expense limitation agreement for Class A, Class C, Class I, and Class R6 shares will be in effect through November 5, 2023. This operating expense limitation agreement cannot be terminated during its term. Easterly is permitted to seek reimbursement from the Fund, subject to limitations, for management fees waived and Fund expenses it paid within three (3) years of the end of the fiscal year in which such management fees were waived or expenses paid, as long as the reimbursement does not cause the Fund’s operating expenses to exceed (i) the expense cap in place at the time the fees were waived or the expenses were incurred; or (ii) the current expense cap, whichever is less.

Expense Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated. It also shows costs if you sold your shares at the end of the period or continued to hold them. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example reflects the contractual fee waiver/expense reimbursement arrangement for the duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions, your costs, would be:

If the shares are redeemed at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Class A	$720	$1,025	$1,351	$2,273
Class C	$331	$712	$1,220	$2,615
Class I	$131	$409	$708	$1,556
Class R6	$125	$403	$702	$1,551

If the shares are not redeemed:

	1 Year	3 Years	5 Years	10 Years
Class A	$720	$1,025	$1,351	$2,273
Class C	$231	$712	$1,220	$2,615
Class I	$131	$409	$708	$1,556
Class R6	$125	$403	$702	$1,551

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate of the Fund was 51% of the average value of its portfolio.

Principal Investment Strategies:

To achieve its investment objective, the Long/Short Opportunity Fund will invest primarily in equity securities that Easterly Investment Partners LLC (“Easterly” or the “Adviser”), the Fund’s investment adviser, believes are undervalued, selling short equity securities the Adviser believes are overvalued and selling short equity securities to hedge market risk. The Fund may also invest in options, futures contracts and options on futures contracts (collectively, “Derivative Instruments”) as a substitute for a comparable market position in the underlying equity security or to attempt to “hedge” or limit the exposure of the Fund’s position in an equity security. Long and short investments can include common and preferred stocks, convertible securities, shares of other investment companies and exchange-traded funds (“ETFs”) that invest in equity securities. With a long position, the Fund purchases a security outright, while with a short position, the Fund sells a security that it has borrowed. When the Fund sells a security short, it borrows the security from a third party and sells it at the then-current market price. The Fund is then obligated to buy the security on a later date so that it can return the security to the lender. The Fund may invest in securities of companies of any size and is not managed toward sector or industry weights. In addition to domestic securities, the Fund may have up to 25% of its net assets invested directly or indirectly in foreign securities.

In addition to equity securities, the Fund may invest up to 50% of its net assets in debt securities of varying maturities and durations, including securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies, instrumentalities or sponsored entities, and including debt securities that have been rated below investment grade by a nationally recognized statistical ratings organization (“NRSRO”), commonly referred to as “junk bonds” or “high yield bonds.” However, the Fund will not purchase debt securities rated as in default by an NRSRO. The Fund invests in debt securities when it anticipates that such securities will increase in value. The Fund’s mix of long positions, including debt securities, and short positions will change over time based on the Adviser’s assessment of market conditions. In addition to direct investments in debt securities, the Fund may invest in other investment companies and ETFs that invest in debt securities.

The Adviser selects investments for the Fund using a bottom-up approach that seeks to identify companies that the Adviser believes are undervalued and are likely to experience a rebound in earnings due to an event or series of events that creates a price to earnings expansion that leads to higher stock price valuations. The Adviser generally attempts to purchase equity securities for the Fund’s portfolio after an event in which the company’s equity valuation has fallen and business conditions are unfavorable, if not at or near a cyclical bottom. This is done in conjunction with extensive research to confirm the Adviser’s opinion that a company can survive the near-term problems. While the Adviser’s analysis does not eliminate the occurrence of short-term equity valuation volatility, the Adviser believes that this process provides for a reasonable level of capital protection. The Fund’s portfolio typically consists of 30 to 60 long equity securities that are weighted according to the Adviser’s projected return expectations. In general, the Adviser may sell an investment when it reaches its target price, when the position grows too large, when the company’s financial position or outlook deteriorates, when an anticipated business catalyst for the investment does not materialize as expected, or to make room in the Fund for a more attractive investment.

Principal Risks:

There is no assurance that the Fund will achieve its investment objective. The Fund share price will fluctuate with changes in the market value of its portfolio investments. When you sell your Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

Management Risk. The Adviser’s investment strategies for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Investment and Market Risk. An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund’s common shares represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the over-the-counter (“OTC”) markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Social, political, economic and other conditions and events (such as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) will occur that have significant impacts on issuers, industries, governments and other systems, including the financial markets. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions or markets. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat. Investors will be negatively impacted if the value of their portfolio holdings decreases as a result of such events, if these events adversely impact the operations and effectiveness of the Adviser or key service providers or if these events disrupt systems and processes necessary or beneficial to the management of accounts. These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund’s investments, increase the Fund’s volatility and exacerbate pre-existing risks to the Fund. The Fund’s common shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

Equity Securities Risk. The Fund is subject to risks associated with investing in equity securities, including market risk, issuer risk, price volatility risks and market trends risk. The prices of equity securities generally fluctuate in value more than fixed-income investments, may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. The Fund’s ability to achieve its investment objective may be affected by the risks attendant to any investment in equity securities. Common stockholders are subordinate to debt or preferred stockholders in a company’s capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole.

Value Style Investing Risk. Value investing strategies involve obtaining exposure to individual investments or market sectors that are out of favor and/or undervalued in comparison to their peers or their prospects for growth. Because different types of investments go out of favor with investors depending on market and economic conditions, the Fund’s return may be adversely affected during market downturns and when value investment strategies are out of favor.

Short Sales Risk. Short sales involve selling a security the Fund does not own in anticipation that the security’s price will decline. Short sales may cause the Fund to repurchase a security at a higher price, thereby causing the Fund to incur a loss. A short position in a security poses more risk than holding a long position in the same security. As there is no limit on how much the price of the security can increase, the Fund’s exposure is theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot decrease below zero. In order to establish a short position in a security, the Fund must borrow the security from a broker. The Fund may not always be able to borrow a security the Fund seeks to sell short at a particular time or at an acceptable price. The Fund also may not always be able to close out the short position by replacing the borrowed securities at a particular time or at an acceptable price. The Fund will incur increased transaction costs when selling securities short. In addition, taking short positions in securities results in a form of leverage which may increase the volatility of the Fund.

Until the Fund replaces a security borrowed in connection with a short sale, it may be required to segregate cash or liquid assets to cover the Fund’s short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Fund’s ability to access the segregated collateral may also be impaired in the event the broker becomes bankrupt, insolvent or otherwise fails to comply with its obligations. The Fund may obtain only a limited recovery or may obtain no recovery in these circumstances. If the Fund holds both long and short positions, and both positions decline simultaneously, the short positions will not provide any buffer (hedge) from declines in value of the Fund’s long positions.

Risk of Investing in Other Investment Companies. Investing in other investment companies involves substantially the same risks as investing directly in the underlying securities, but may involve additional expenses at the investment company level. To the extent the Fund invests in other investment companies, such as ETFs and closed-end funds, the Fund’s shareholders will incur certain duplicative fees and expenses, including investment advisory fees as a result of the Fund’s investments in other investment companies, such as mutual funds, ETFs, and closed-end funds. The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such investment funds, and will be further reduced by Fund expenses, including management fees.

ETF Risk. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. ETFs are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. In addition, their market value is expected to rise and fall as the value of the underlying index or other assets rises and falls. The market value of their shares may differ from the net asset value (“NAV”) of the particular fund. As a shareholder in an ETF (as with other investment companies), the Fund would bear its ratable share of that entity’s expenses in addition to its own fees and expenses. Further, if the Fund invests in leveraged ETFs, the more this leverage will magnify any losses on those investments. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF’s shares may trade at a discount or premium relative to the NAV of the shares and the listing exchange may halt trading of the ETF’s shares. When all or a portion of an ETF’s underlying securities trade in a foreign market that is closed during the time the domestic market in which the ETF’s shares are listed and traded is open, there may be changes between the last quote from the closed foreign market and the value of such underlying security during the ETF’s trading day. ETFs also involve the risk that an active trading market for an ETF’s shares may not develop or be maintained. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities.

In times of market stress, market makers or authorized participants may step away from their respective roles in making a market in shares of the ETF and in executing purchase or redemption orders. During such times, the ETF’s shares may trade at a wider than normal discount or premium and may possibly face trading halts. International ETFs may have a limited number of authorized participants. To the extent that these authorized participants exit the business or are unable to proceed with creation and/or redemption orders with the ETF, and no other authorized participant is able to step forward, ETF shares may trade at a discount to net asset value and possibly face trading halts and/or delisting.

Convertible Securities Risk. The market value of a convertible security performs like that of a regular debt security, that is, if market interest rates rise, the value of the convertible security falls.

Large-Cap Company Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Medium and Small Capitalization Company Risk. Investing in medium and small capitalization companies may involve more risk than is usually associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Fund to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

Foreign Securities Risk. The Fund’s foreign investments will be affected by changes in the foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; less stringent investor protections and disclosure standards; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies. These risks are magnified for investments in developing or emerging countries, which may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

Credit Risk. The issuer of fixed income instruments in which the Fund invests may experience financial difficulty and be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating. Credit ratings may not be an accurate assessment of liquidity or credit risk. Although credit quality may not accurately reflect the true credit risk of an instrument, a change in the credit quality rating of an instrument or an issuer can have a rapid, adverse effect on the instrument’s liquidity and make it more difficult for the Fund to sell at an advantageous price or time.

Debt Securities Risks. Interest rates may go up resulting in a decrease in the value of the debt securities held by the Fund. Investments in debt securities include credit risk, which is the risk that an issuer will not make timely payments of principal and interest. There is also the risk that a bond issuer may “call,” or repay, its high yielding bonds before their maturity dates. Debt securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. Limited trading opportunities for certain debt securities may make it more difficult to sell or buy a security at a favorable price or time.

Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as interest rate changes by the Federal Reserve. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low or otherwise adversely affected or the Fund may be unable to maintain positive returns. Securities with longer maturities or durations or lower coupons or that make little (or no) interest payments before maturity tend to be more sensitive to interest rate changes.

High Yield Bond (Junk Bond) Risk. High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) may present additional risks because these securities may be less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, may present more credit risk than investment grade bonds and may be subject to greater risk of default. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments.

Preferred Stock Risk. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks). If the Fund owns a preferred stock on which distributions are deferred, the Fund may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Government Securities Risk. The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to investment and market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

Derivatives Risk. A derivative is an investment whose value depends on (or is derived from) the value of an underlying asset (including an underlying security), reference rate or index. Derivatives may be volatile and some derivatives have the potential for loss that is greater than the Fund’s initial investment. OTC derivatives, which are those not cleared and settled through a central exchange, may be more difficult to purchase, sell or value than more traditional investments, such as stocks or bonds, because there may be fewer purchasers or sellers of the derivative instrument or the derivative instrument may require participants entering into offsetting transactions rather than making or taking delivery. The Fund may also lose money on a derivative if the counterparty (issuer) fails to pay the amount due. If a counterparty were to default on its obligations, the Fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the amount of payments that it is contractually entitled to receive). The Fund may also lose money on a derivative if the underlying asset on which the derivative is based, or the derivative itself, does not perform as the Adviser anticipated. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Compared to other types of investments, derivatives may be less tax efficient. The use of certain derivatives may cause the Fund to realize higher amounts of ordinary income or short-term capital gains, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. In addition, changes in government regulation of derivative instruments could affect the character, timing and amount of the Fund’s taxable income or gains, and may limit or prevent the Fund from using certain types of derivative instruments as a part of its investment strategy, which could make the investment strategy more costly to implement or require the Fund to change its investment strategy. The Fund’s use of derivatives also may be limited by the requirements for taxation of the Fund as a regulated investment company.

Special Risks of Futures. Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying assets. The liquidity of the futures market generally depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent that participants decide to make or take delivery of the underlying investments, liquidity in this market could be reduced. Futures contracts can be purchased with relatively small amounts of initial margin compared to the cash value of the contracts. This economic leverage can increase the volatility of the Fund. Further, exchanges can limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability to implement the Fund’s strategies. Even a well-conceived futures transaction may be unsuccessful due to market events.

Special Risks of Options. If the Fund sells (writes) a put option, there is risk that the Fund may be required to buy the underlying investment at a disadvantageous price. If the Fund sells (writes) a call option, there is risk that the Fund may be required to sell the underlying investment at a disadvantageous price. If the Fund purchases a put option or call option, there is risk that the price of the underlying investment will move in a direction that causes the option to expire worthless.

Tax Risk. Certain of the Fund’s investment strategies, including transactions in options and futures contracts, may subject the Fund to special tax rules, the effect of which may have adverse tax consequences for the Fund, which in turn may result in adverse tax consequences for the Fund’s shareholders.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance:

The Fund has adopted the performance of the Snow Capital Long/Short Opportunity Fund, a series of the Trust for Professional Managers (the “Predecessor Fund”) as the result of a reorganization of the Predecessor Fund into the Fund, which was consummated after the close of business on November 5, 2021 (the “Reorganization”). Prior to the Reorganization, the Fund had not yet commenced operations.

The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the performance of the Class I shares from year-to-year and by showing how the average annual returns for 1 year, 5 years, 10 years and since inception of the Predecessor Fund compare with those of the Russell 3000® Value Total Return Index and a blended index, the 70% Russell 3000® Value Total Return/30% ICE BofA Merrill Lynch 3 Month U.S. Treasury Bill Blend Index. The past performance of the Fund and Predecessor Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The returns shown for the periods ending on or prior to November 5, 2021 are those of the Class A, Class C, and Institutional Class shares of the Predecessor Fund. Class A, Class C, and Institutional Class shares of the Predecessor Fund were reorganized into Class A, Class C, and Class I shares of the Fund, respectively, after the close of business on November 5, 2021. Class A, Class C, and Class I shares’ returns of the Fund will be different from the returns of the Predecessor Fund as they have different expenses. Performance for Class A Shares has been restated to reflect the Fund’s applicable sales charge.

There is no performance information quoted for the Class R6 shares of the Fund as the Class R6 shares have not completed a full calendar year of operations as of the date of this prospectus. Although the Class R6 shares are invested in the same portfolio of securities, Class R6 shares’ returns of the Fund will be different from Class I returns of the Predecessor Fund as they have different expenses.

You may obtain the Fund’s updated performance information by calling toll free (833) 999-2636 or by visiting https://www.EasterlyFunds.com/funds/.

CLASS I ANNUAL TOTAL RETURNS – CALENDAR YEARS

Best Quarter:	Q4 2020	22.20%
Worst Quarter:	Q1 2020	-25.94%

Class I performance year-to-date ended March 31, 2022: 0.69%

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2021)

	1 Year	5 Year	10 Year	Life of Class[1]
Class I Shares
Return Before Taxes	26.18%	9.43%	10.33%	6.38%
Return After Taxes on Distributions	23.38%	8.29%	9.23%	5.59%
Return After Taxes on Distributions and Sale of Fund Shares	16.95%	7.18%	8.21%	5.03%
Class A Shares
Return Before Taxes	18.68%	7.87%	9.41%	5.72%
Class C Shares
Return Before Taxes	24.05%	8.36%	9.26%	5.35%
Russell 3000® Value Total Return Index (reflects no deduction for fees, expenses or taxes)	25.37%	11.00%	12.89%	7.93%
70% Russell 3000® Value Total Return/30% ICE BofA Merrill Lynch 3 Month U.S. Treasury Bill Blend Index[2] (reflects no deduction for fees, expenses or taxes)	17.38%	8.28%	9.31%	6.14%

1.	Class A, Class C and the Institutional Class of the Predecessor Fund commenced operations on April 28, 2006.

2.	The 70% Russell 3000® Value Total Return/30% ICE BofA Merrill Lynch 3 Month U.S. Treasury Bill Blend Index consists of 70% Russell 3000® Value Total Return Index and 30% ICE BofA Merrill Lynch 3 Month U.S. Treasury Bill Index. The Russell 3000® Value Total Return Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values. The ICE BofA Merrill Lynch 3 Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods. After-tax returns are shown for Class I shares only and after-tax returns for other classes will vary.

Management

Investment Adviser: Easterly Investment Partners LLC

Portfolio Managers:

Jessica W. Bemer, CFA	Portfolio Manager / Senior Analyst of the Adviser; Portfolio Manager of the Fund since its inception in 2021 (and of the Predecessor Fund since 2014).
Anne S. Wickland, CFA	Portfolio Manager / Senior Analyst of the Adviser; Portfolio Manager of the Fund since its inception in 2021 (and of the Predecessor Fund since 2016).

Purchase and Sale of Fund Shares: In general, you may purchase, exchange, or redeem shares of the Fund on any day the New York Stock Exchange is open for business. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Generally, the minimum initial purchase for Class A and Class C shares is $2,500 and the minimum initial purchase for Class I shares is $1 million. Class R6 shares are only available to certain qualified investors and the minimum initial investment will vary depending on the type of qualified investor, as described under Choosing a Share Class in the Fund’s prospectus. The minimum subsequent investment in the Trust is $100, except for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts, which have no minimum subsequent investment requirements. There is no minimum subsequent investment for the Fund.

Tax Information: Distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-free plan, in which case your distributions may be taxed when withdrawn from the tax-advantaged account. The Fund’s investment techniques may cause more of the Fund’s income dividends and capital gains distributions to be taxable at ordinary income tax rates than it would if it did not engage in such techniques.

Financial Intermediary Compensation: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ON EACH FUND’S STRATEGIES AND RELATED RISKS

Investment Objectives:

The investment objective of the Small Cap Value Fund is long-term capital appreciation. The investment objective of the Long/Short Opportunity Fund is long-term capital appreciation and protection of investment principal. Each Fund’s investment objective is non-fundamental and may be changed by the Board without shareholder approval.

Principal Investment Strategies: The following provides additional information regarding the Funds’ investment strategies described at the front of this Prospectus.

Investments in Equity Securities

The Adviser selects equity securities for the Funds using a bottom-up approach that seeks to identify companies that the Adviser believes are undervalued and are likely to experience a rebound in earnings due to an event or series of events that creates a price to earnings expansion that leads to higher stock price valuations. The Adviser’s disciplined investment process seeks to yield a Fund portfolio that is amply diversified across a wide spectrum of economic classifications and sectors. In general, the Adviser may sell an equity security when it reaches its target price, when the position grows too large, when the company’s financial position or outlook deteriorates, when an anticipated business catalyst for the investment does not materialize as expected, or to make room in a Fund’s portfolio for a more attractive investment.

An important component of the Adviser’s investment process is an intense focus on a company’s balance sheet and cash flow statement. The Adviser’s analysis is centered on determining the degree of downside protection offered by a company’s assets and cash flows and whether a company can sustain itself through the problems that have caused its equity valuation to fall and subsequently brought the company’s stock to the Adviser’s attention. The Adviser generally attempts to purchase equities for a Fund’s portfolio after an event in which the company’s equity valuation has fallen and business conditions are unfavorable, if not at or near a cyclical bottom. This is done in conjunction with extensive research to confirm the Adviser’s opinion that a company can survive the near-term problems. While the Adviser’s analysis does not eliminate the occurrence of short-term equity valuation volatility, the Adviser believes that this process provides for a reasonable level of capital protection.

Investments in Short Sales

The Long/Short Opportunity Fund will invest in short sales of equity securities and equity derivatives in an attempt to reduce risk based on current market conditions and/or increase returns where the Adviser has identified securities that the Adviser believes are overvalued and are likely to decrease in value. Selling securities short involves selling securities the seller (i.e., the Fund) does not own (but has borrowed) in anticipation of a decline in the market price of such securities (i.e., when the Adviser believes the price of a particular security is overvalued). To deliver the securities to the buyer, the seller must arrange through a broker to borrow the securities and, in so doing, the seller becomes obligated to replace the securities borrowed at their market price at the time of the replacement. In a short sale, the proceeds the seller receives from the sale may be retained by the broker until the seller replaces the borrowed securities. The seller may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

Short sales can be implemented through a variety of techniques. Short positions may be selected through a quantitative model that aims to identify securities that will underperform in the near-term. The Fund may establish short positions with index funds to reduce equity market risk. The Fund may also sell short securities as part of a pair trade in which the Fund combines a long position with a short position in order to generate risk-adjusted returns. The Fund may actively select short positions based on the Adviser’s fundamental view that the security is overpriced. The frequency of short sales will vary substantially in different periods. Under normal market conditions, the Fund intends to maintain its net equity market exposure (i.e., the value of the Fund’s long positions minus its short positions) in the range of approximately 0%-100%. In addition, the Fund’s gross equity market exposure (i.e., the value of the Fund’s long positions plus its short positions) will not exceed 180%. The Fund’s mix of long and short positions will change over time based on the Adviser’s assessment of market conditions.

Investments in Securities of Foreign Issuers and Emerging Markets

Each Fund may invest up to 25% of its net assets directly or indirectly in foreign securities. A Fund’s investments in foreign securities may include securities of issuers located in emerging markets. In considering whether to invest in the securities of a foreign company, the Adviser considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and factors relating to the general economic, governmental and social conditions of the country or countries where the company is located.

Investments in Debt Securities

The Funds may invest in debt securities of varying maturities and durations, including securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies, instrumentalities or sponsored entities. The Small Cap Value Fund may invest up to 15% of its net assets in U.S. Government or U.S. agency obligations. The Long/Short Opportunity Fund may invest up to 50% of its net assets in debt securities. The Long/Short Opportunity Fund invests in debt securities when it anticipates that such securities will increase in value. The Long/Short Opportunity Fund’s mix of long positions, including debt securities, and short positions will change over time based on the Adviser’s assessment of market conditions. The Long/Short Opportunity Fund may invest in debt securities that fall below investment grade debt, as rated by an NRSRO, commonly referred to as “junk bonds” or “high yield bonds.” The Funds will not invest in debt securities rated as in default at the time of purchase by an NRSRO. However, a Fund may hold a debt security rated as in default if a downgrade occurs after the security has been purchased. Securities that are rated lower than investment grade generally provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments. Issuers of below investment grade debt include small or relatively new companies lacking the history or capital to merit investment grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid takeover or buyout and firms with heavy debt loads. Investments in debt securities will be done opportunistically. The maturities and durations of all debt securities may vary widely depending on market conditions, the quality of the securities in which a Fund is invested, and where the Fund’s portfolio managers believe the markets are in the investment cycle. Duration is a measure of a fixed-income security’s price sensitivity to changes in interest rates. Duration takes into account a security’s cash flows over time, including the possibility that a security might be prepaid by the issuer or redeemed by the holder prior to its stated maturity date. In contrast, maturity measures only the time until final payment is due. The duration of a Fund’s portfolio is expressed in years and measures the portfolio’s change in value in relation to changes in interest rates. For example, if interest rates decline by 1%, the market value of a portfolio with a duration of three years would rise by approximately 3%. Conversely, if interest rates increase by 1%, the market value of the portfolio would decline by approximately 3%.

Investments in Derivative Investments

To the extent deemed necessary by the Adviser, the Long/Short Opportunity Fund may seek protection of investment principal by using derivative instruments, specifically, covered call options, naked put options, bull and bear spread option trades, put options and index options. Through a Fund’s options investments, the Adviser attempts to enhance equity returns relative to a long-only equity strategy and to lower the overall volatility of the Fund’s investment portfolio. Alternatively, the Long/Short Opportunity Fund may also use futures contracts in place of options to achieve similar results. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument, index, security or commodity for a specified price at a designated date, time and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. The Long/Short Opportunity Fund may use an investment in a derivative instrument as a substitute for a comparable market position in the underlying equity security or to attempt to “hedge” or limit the exposure of a Fund’s position in an equity security. The Adviser believes that taking option premiums through the sale of covered calls or naked puts adds income and reduces portfolio volatility versus what one could expect in the portfolio without the use of these investments. The purchase of puts and calls when the Adviser believes premiums are low adds an additional “hedge” against extreme movements in the markets and individual stocks.

General Investment Policies of the Funds

The Funds’ investments in the types of securities described in this Prospectus vary from time to time and, at any time, a Fund may not be invested in all types of securities described in this Prospectus. The Funds may also invest in securities and other investments not described in this Prospectus, but which are described in the SAI. Any percentage limitations with respect to assets of the Funds are applied at the time of purchase, unless otherwise disclosed.

For additional information regarding the types of instruments in which a Fund may invest, please see the “Investment of the Trust’s Assets and Related Risks” section of the Fund’s SAI.

Change in Investment Policy. The Small Cap Value Fund will not make any change in its investment policy of investing at least 80% of net assets (plus the amount of any borrowing for investment purposes) in equity securities of small-cap companies without providing shareholders with at least 60 days’ prior written notice of the change in its investment policy and changing the Fund’s name.

Cash or Similar Investments; Temporary Strategies. The Funds may hold substantial cash positions. If the market advances during periods when a Fund is holding a large cash position, the Fund may not participate to the extent it would have if the Fund had been more fully invested. For temporary defensive purposes, the Adviser may invest up to 100% of a Fund’s total assets in high-quality, short-term debt securities and money market instruments. These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. Taking a temporary defensive position may result in a Fund not achieving its investment objective.

Furthermore, to the extent that a Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market funds’ management fees and operational expenses.

Shares of the Funds are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

PRINCIPAL INVESTMENT RISKS

There is no assurance that a Fund will achieve its investment objective. Each Fund’s share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in the Funds.

The following chart summarizes the principal risks of each Fund. These risks could adversely affect the net asset value, total return, and the value of a Fund and your investment. The risk descriptions below provide a more detailed explanation of the principal investment risks that correspond to the risks described in each Fund’s Fund Summary section of this Prospectus.

Risk	Small Cap Value Fund	Long/Short Opportunity Fund
Convertible Securities Risk	✓	✓
Credit Risk	—	✓
Debt Securities Risk	—	✓
Derivatives Risk	—	✓
Special Risks of Futures	—	✓
Special Risks of Options	—	✓
Emerging Market Securities Risk	✓	✓
Equity Securities Risk	✓	✓
ETF Risk	✓	✓
Foreign Securities Risk	✓	✓
Government Securities Risk	✓	✓
High Yield Bond (Junk Bond) Risk	—	✓
Interest Rate Risk	—	✓
Investment Focus Risk	✓	—
Investment and Market Risk	✓	✓
Large-Cap Company Risk	—	✓
Management Risk	✓	✓
Medium and Small Capitalization Company Risk	—	✓
Preferred Stock Risk	✓	✓
Risk of Investing in Other Investment Companies	✓	✓
Short Sales Risk	—	✓
Small Capitalization Company Risk	✓	—
Tax Risk	—	✓
Value Style Investing Risk	✓	✓

Convertible Securities Risk. A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. The market value of a convertible security will perform the same as a regular fixed income security; that is, if market interest rates rise, the value of the convertible security falls. Convertible securities are senior to common stock in an issuer’s capital structure, but are subordinated to any senior debt securities. As a result, in the event of a liquidation of the issuing company, holders of convertible securities generally would be paid after the company’s creditors but before the company’s common shareholders. Consequently, an issuer’s convertible securities generally may be viewed as having more risk than its debt securities but less risk than its common stock. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non- convertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock. If a convertible security held by a Fund is called for redemption, the Fund will be required to surrender the security for redemption, and convert it into the issuing company’s common stock or cash at a time that may be unfavorable to the Fund.

Credit Risk. The issuers of fixed income instruments in which the Fund invests may be unable to meet interest and/or principal payments. This risk is increased to the extent the Fund invests in bonds related below investment-grade bonds (junk bonds). An issuer’s securities may decrease in value if its financial strength weakens, which may reduce its credit rating and possibly its ability to meet its contractual obligations.

Debt Securities Risk. Increases in interest rates typically lower the value of debt securities held by a Fund. Investments in debt securities include credit risk. There is also the risk that a bond issuer may “call,” or repay its high yielding bonds before their maturity dates. Debt securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. Limited trading opportunities for certain debt securities may make it more difficult to sell or buy a security at a favorable price or time.

Many types of debt securities are subject to prepayment risk. Prepayment occurs when the issuer of a debt security can repay principal prior to the security’s maturity. Debt securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.

Derivatives Risk. Derivatives are financial contracts whose value depends on or is derived from an underlying asset (including an underlying security), reference rate or index. Derivatives may be used as a substitute for purchasing the underlying asset or as a hedge to reduce exposure to risks. The use of derivatives involves risks similar to, as well as risks different from, and possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. OTC derivatives, which are those not cleared and settled through a central exchange, may be more difficult to purchase, sell or value than other investments. When used for hedging or reducing exposure, the derivative may not correlate perfectly with the underlying asset, reference rate or index. The Fund could lose more than the cash amount invested in derivatives. Certain derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund. If a counterparty were to default on its obligations, the Fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it is contractually entitled to receive). Central clearing and exchange trading of certain derivatives are designed to reduce counterparty and liquidity risk, but they do not eliminate those risks completely. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance. On October 28, 2020, the Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule18f-4 by August 19, 2022. Among other things, Rule 18f-4 limits a fund’s derivatives exposure through a value at-risk (“VAR”) test and requires the adoption and implementation of a derivatives risk management program for certain derivatives users. In connection with the adoption of Rule 18f-4, the SEC also eliminated the asset segregation framework arising from prior SEC guidance for covering derivatives and certain financial instruments.

Compared to other types of investments, derivatives may be less tax efficient. The use of certain derivatives may cause the Fund to realize higher amounts of ordinary income or short-term capital gains, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. In addition, changes in government regulation of derivative instruments could affect the character, timing and amount of the Fund’s taxable income or gains, and may limit or prevent the Fund from using certain types of derivative instruments as a part of its investment strategy, which could make the investment strategy more costly to implement or require the Fund to change its investment strategy. The Fund’s use of derivatives also may be limited by the requirements for taxation of the Fund as a regulated investment company.

Special Risks of Futures. Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying assets. The liquidity of the futures market generally depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent that participants decide to make or take delivery of the underlying investments, liquidity in this market could be reduced. Futures contracts can be purchased with relatively small amounts of initial margin compared to the cash value of the contracts. This economic leverage can increase the volatility of the Fund. Further, exchanges can limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability to implement the Fund’s strategies. Even a well-conceived futures transaction may be unsuccessful due to market events. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The Long/Short Opportunity Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement.

Special Risks of Options. If the Fund sells (writes) a put option, there is risk that the Fund may be required to buy the underlying investment at a disadvantageous price. If the Fund sells (writes) a call option, there is risk that the Fund may be required to sell the underlying investment at a disadvantageous price. If the Fund purchases a put option or call option, there is risk that the price of the underlying investment will move in a direction that causes the option to expire worthless. Options can involve economic leverage, which could result in these investments experiencing greater volatility than other investments, which could increase the volatility of the Fund.

Options transactions may be effected on securities exchanges or in the OTC market. When options are purchased OTC, the Long/Short Opportunity Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid, and in such cases, the Fund may have difficulty closing out its position. The Fund will cover the financial exposure of entering into options or futures contracts by either purchasing or selling offsetting options or futures contracts or designating liquid assets to cover such financial exposure. Investments in options contracts may be considered illiquid under the guidelines contained in the Fund’s liquidity risk management program. Under the Fund’s liquidity risk management program, the Fund may not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund’s net assets.

Emerging Market Securities Risk. Investment in emerging markets subjects the Fund to a greater risk of loss than investments in a developed market. This is due to, among other things, (i) greater market volatility, (ii) lower trading volume, (iii) political and economic instability, (iv) high levels of inflation, deflation or currency devaluation, (v) greater risk of market shut down, (vi) more governmental limitations on foreign investments and limitations on repatriation of invested capital than those typically found in a developed market, and (vii) the risk that companies may be held to lower regulatory, disclosure, corporate governance, accounting, auditing, recordkeeping, and financial reporting standards than companies in more developed markets. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries. In addition, due to jurisdictional limitations, U.S. authorities (e.g., SEC and the U.S. Department of Justice) may be limited in their ability to enforce regulatory or legal obligations in emerging market countries. Emerging market countries may have material limitations on Public Company Accounting Oversight Board (“PCAOB”) inspection, investigation and enforcement capabilities which may hinder the ability to engage in independent oversight and inspection of accounting firms located in or operating in certain emerging market countries; therefore, there is no guarantee that the quality of financial reporting or the audits conducted by audit firms of issuers in certain emerging market countries meet PCAOB standards.

The financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility in the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Settlement practices for transactions in foreign markets may differ from those in U.S. markets. Certain investments may take more than seven days to settle. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.” Failed settlements can result in losses to the Fund. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets.

Equity Securities Risk. The Fund is subject to risks associated with investing in equity securities, including market risk, issuer risk, price volatility risks and market trends risk. The prices of equity securities generally fluctuate in value more than fixed-income investments, may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. Price movements in equity securities may result from factors or events affecting individual issuers, industries or the market as a whole, such as changes in economic or political conditions. In addition, equity markets tend to move in cycles that may cause downward price movements over prolonged periods of time. The Fund’s ability to achieve its investment objective may be affected by the risks attendant to any investment in equity securities.

Common stockholders are subordinate to debt or preferred stockholders in a company’s capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole.

ETF Risk. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. ETFs are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. In addition, their market value is expected to rise and fall as the value of the underlying index or portfolio securities rises and falls. The market value of their shares may differ from the NAV of the particular fund. As a shareholder in an ETF (as with other investment companies), the Fund would bear its ratable share of that entity’s expenses. At the same time, the Fund would continue to pay its own investment management fees and other expenses. As a result, the Fund and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs. In addition, the Fund would have increased market exposure to those companies held in its portfolio that are also held by the ETF. The securities of other investment companies and ETFs in which the Fund may invest may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies and ETFs that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of the shares) will be diminished. In addition, ETFs may trade at a price above (premium) or below (discount) their NAV, especially during periods of market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio. When all or a portion of an ETF’s underlying securities trade in a foreign market that is closed during the time the domestic market in which the ETF’s shares are listed and traded is open, there may be changes between the last quote from the closed foreign market and the value of such underlying security during the ETF’s trading day. ETFs also involve the risk that an active trading market for an ETF’s shares may not develop or be maintained. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities.

In times of market stress, market makers or authorized participants may step away from their respective roles in making a market in shares of the ETF and in executing purchase or redemption orders. International ETFs may have a limited number of authorized participants. To the extent that these authorized participants exit the business or are unable to proceed with creation and/or redemption orders with the ETF, and no other authorized participant is able to step forward, ETF shares may trade at a discount to net asset value and possibly face trading halts and/or delisting.

Foreign Securities Risk. The Fund’s investments in foreign securities involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. Foreign securities also have risks related to economic and political developments abroad, including expropriations and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Fund invests could cause a substantial decline in the value of its portfolio securities.

Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities or groups of securities for a substantial period of time. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect the Fund’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of the Fund’s investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets back into the U.S., or otherwise adversely affect the Fund’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and may have less stringent investor protections and disclosure standards and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Fund’s trades effected in those markets.

With respect to Funds that invest in developing or emerging countries, compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries.

Government Securities Risk. The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by Ginnie Mae, Fannie Mae, or Freddie Mac). U.S. government securities are subject to investment and market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

High Yield Bond (Junk Bond) Risk. High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) may present additional risks because these securities may be less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, may present more credit risk than investment grade bonds and may be subject to greater risk of default. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments.

Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as interest rate changes by the Federal Reserve. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low or otherwise adversely affected or the Fund may be unable to maintain positive returns. Securities with longer maturities or durations or lower coupons or that make little (or no) interest payments before maturity tend to be more sensitive to interest rate changes.

During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low or otherwise adversely affected or the Fund may be unable to maintain positive returns.

Certain countries have experienced negative interest rates on certain debt securities. Negative or very low interest rates could magnify the risks associated with changes in interest rates. In general, changing interest rates, including rates that fall below zero, could have unpredictable effects on markets and may expose debt and related markets to heightened volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates and/or volatility.

Governmental authorities and regulators may enact significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates considerably. These actions present heightened risks to debt instruments, and such risks could be even further heightened if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes.

Investment Focus Risk. To the extent the Fund invests a greater amount in any one sector or industry, the Fund’s performance will depend to a greater extent on the overall condition of that sector or industry and there is increased risk to the Fund if conditions adversely affect that sector or industry.

Investment and Market Risk. An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund’s common shares represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the OTC markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Social, political, economic and other conditions and events (such as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) will occur that have significant impacts on issuers, industries, governments and other systems, including the financial markets.

As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions or markets. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat. Investors will be negatively impacted if the value of their portfolio holdings decreases as a result of such events, if these events adversely impact the operations and effectiveness of the Adviser and/or sub-adviser, as applicable, or key service providers or if these events disrupt systems and processes necessary or beneficial to the management of accounts. These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund’s investments, increase the Fund’s volatility and exacerbate pre-existing risks to the Fund. The Fund’s common shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions, if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Global events may negatively impact broad segments of businesses and populations cause a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, exacerbate pre-existing political, social and economic risks to the Fund. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance.

Russia began a large-scale invasion of Ukraine in February 2022, which has led to various countries, including the United States, imposing economic sanctions on certain Russian individuals and Russian corporate and banking entities, and the value and liquidity of Russian securities and the Russian currency have experienced significant declines. Russia’s military incursion and resulting sanctions (and other consequences related to the invasion, such as boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals) could have a severe adverse effect on the region’s economies and more globally. Such effects could include significant negative impacts on the financial markets for certain securities and commodities, such as oil and natural gas, and thus could further decrease the value and liquidity of a Fund’s investments. The extent and duration of military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial and prolonged. These and any related events could significantly impact a Fund’s performance and the value of an investment in the Fund, even beyond any direct exposure the Fund may have to Russian issuers or adjoining geographic regions.

The current outbreak of the novel strain of coronavirus, COVID-19, has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain the spread of COVID-19 have resulted in travel restrictions, closed international borders, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, defaults and other significant economic impacts, all of which have disrupted global economic activity across many industries and may exacerbate other pre-existing political, social and economic risks, locally or globally. The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

Large-Cap Company Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Management Risk. Each Fund intends to invest in value-oriented stocks (stocks that the Adviser believes are undervalued), and each Fund’s performance may at times be better or worse than that of similar funds with other focuses or that have a broader investment style. The ability of each Fund to meet its investment objective is directly related to the success of the Adviser’s investment process, and there is no guarantee that the Adviser’s judgments about the attractiveness, value and potential appreciation of a particular investment for the Funds will be correct or produce the desired results.

Medium and Small Capitalization Company Risk. Investing in medium and small capitalization companies may involve more risk than is usually associated with investing in larger, more established companies. Medium and small sized companies and the industries in which they are involved frequently are still maturing and are more sensitive to changing market conditions than larger companies in more established industries. Small companies often have limited product lines, markets, financial resources and less experienced management. The securities of medium and small capitalization companies may be less liquid than the securities of larger capitalization companies, which could have an adverse effect on the ability of the Fund to sell these securities at favorable prices. This also may impede the Fund’s ability to obtain market quotations based on actual trades in order to value the Fund’s securities. Medium and small capitalization securities may have returns that can vary, occasionally significantly, from the market in general. In addition, medium and small capitalization companies may not pay a dividend, which can cushion returns in a falling market.

Preferred Stock Risk. A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

Risk of Investing in Other Investment Companies. The Fund may invest in other investment companies as permitted under Section 12(d)(1) of the 1940 Act and the rules thereunder. Investing in other investment companies involves substantially the same risks as investing directly in the underlying securities, but may involve additional expenses at the investment company level. To the extent the Fund invests in other investment companies, the Fund’s shareholders will incur certain duplicative fees and expenses, including investment advisory fees. The return on such investments will be reduced by the operating expenses including investment advisory and administration fees, of such investment funds, and will be further reduced by Adviser expenses, including management fees; that is, there will be a layering of certain expenses. Investments in investment companies also may involve the payment of substantial premiums above the value of such companies’ portfolio securities. The Fund may invest cash holdings in affiliated or non-affiliated money market funds as permitted under Section 12(d)(1) of the 1940 Act and the rules promulgated under that section. In addition, the Fund may invest in other investment companies that invest in a manner consistent with the Fund’s investment objectives and strategies, including the use of ETFs.

Short Sales Risk. The Long/Short Opportunity Fund may attempt to limit its exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Adviser believes possess volatility characteristics similar to those being hedged. The Long/Short Opportunity Fund may also use short sales for non-hedging purposes to pursue its investment objective if, in the Adviser’s view, the security is over-valued. Short sales involve selling a security the Fund does not own in anticipation that the security’s price will decline. If the Fund sells short a security that it does not own and the security increases in value, the Fund will pay a higher price to repurchase the security and thereby incur a loss. A short position in a security poses more risk than holding a long position in the same security. It is possible that the market value of the securities the Fund holds in long positions will decline at the same time that the market value of the securities the Fund has sold short increases, thereby increasing the Fund’s potential volatility. The more the Fund pays, the more it will lose on the transaction, which adversely affects its share price. The loss on a long position is limited to what the Fund originally paid for the security together with any transaction costs. As there is no limit on how much the price of the security can increase, the Fund’s exposure is theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot decrease below zero. In order to establish a short position in a security, the Fund must borrow the security from a broker.

The Fund may not always be able to borrow a security the Fund seeks to sell short at a particular time or at an acceptable price. The Fund also may not always be able to close out the short position by replacing the borrowed securities at a particular time or at an acceptable price. The Fund will incur increased transaction costs when selling securities short. In addition, taking short positions in securities results in a form of leverage which may increase the volatility of the Fund.

In order to establish a short position in a security, the Fund must borrow the security from a broker. The Fund may not always be able to borrow a security the Fund seeks to sell short at a particular time or at an acceptable price. As such, there is a risk that the Fund may be unable to implement its investment strategy due to a lack of available securities or for other reasons. The Fund normally closes a short sale of securities that it does not own by purchasing an equivalent number of shares of the borrowed security on the open market and delivering them to the broker. The Fund may not always be able to complete or “close out” the short position by replacing the borrowed securities at a particular time or at an acceptable price. The Fund may be prematurely forced to close out a short position if the broker demands the return of the borrowed security. The Fund incurs a loss if the Fund is required to buy the security at a time when the security has appreciated in value from the date of the short sale.

Until the Fund replaces a security borrowed in connection with a short sale, it may be required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund’s short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Fund’s ability to access the segregated collateral may also be impaired in the event the broker becomes bankrupt, insolvent or otherwise fails to comply with the terms of the contract and the Fund may not be able to substitute or sell the pledged collateral and may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in these circumstances. The Fund will incur increased transaction costs associated with selling securities short. In addition, taking short positions results in a form of leverage which creates special risks discussed above.

Small Capitalization Company Risk. Investing in small capitalization companies may involve more risk than is usually associated with investing in larger, more established companies. Small sized companies and the industries in which they are involved frequently are still maturing and are more sensitive to changing market conditions than larger companies in more established industries. Small companies often have limited product lines, markets, financial resources and less experienced management. The securities of small capitalization companies may be less liquid than the securities of larger capitalization companies, which could have an adverse effect on the ability of the Fund to sell these securities at favorable prices. This also may impede the Fund’s ability to obtain market quotations based on actual trades in order to value the Fund’s securities. Small capitalization securities may have returns that can vary, occasionally significantly, from the market in general. In addition, small capitalization companies may not pay a dividend, which can cushion returns in a falling market.

Tax Risk. Call option premiums received by the Long/Short Opportunity Fund will be recognized upon exercise, lapse or other disposition of the option and will be taxed as either short-term or long-term capital gain or loss. The call options employed by the Fund reduce risk to the Fund by diminishing its risk of loss in offsetting positions in substantially similar or related property, thereby giving rise to “straddles” under the federal income tax rules. The straddle rules require the Fund to defer certain losses on positions within a straddle, and terminate or suspend the holding period for certain securities in which the Fund does not yet have a long-term holding period or has not yet satisfied the holding period required for qualified dividend income. As a result, the Fund cannot assure any level of regular quarterly net investment income and cannot assure you as to any level of net capital gain distributions.

The Long/Short Opportunity Fund expects to generate premiums from the writing of call options. The Fund will recognize a short-term capital gain upon the expiration of an option that it has written. If the Fund enters into a closing transaction, the difference between the amount paid to close out its option position and the premium received for writing the option will be short-term capital gain or loss. Transactions involving the disposition of the Fund’s underlying securities (whether pursuant to the exercise of a call option, put option or otherwise) will give rise to either short-term or long-term capital gains or losses. Due to the federal income tax treatment of securities on which call options have been written, it is expected that most of the gains from the sale of the underlying securities held by the Fund will be short-term capital gains. Because the Fund does not have control over the exercise of the call options it writes, such exercises or other required sales of the underlying stocks may force the Fund to realize capital gains or losses at inopportune times.

The Fund’s transactions in options are subject to special and complex federal income tax provisions (including, in addition to the straddle tax rules described above, tax rules regarding constructive sales, wash sales and short sales) that may, among other things: (i) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income; (ii) treat dividends that would otherwise be eligible for the corporate dividends-received deduction as ineligible for such treatment; (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (iv) accelerate income recognition to the Fund, (v) convert long-term capital gain taxable at lower rates into short- term capital gain or ordinary income taxable at higher rates; and (vi) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited).

Furthermore, to the extent that any futures contract or option on a futures contract held by the Fund is a “section 1256 contract” under Section 1256 of the Internal Revenue Code of 1986, as amended (the “Code”), the contract will be marked-to-market annually and any gain or loss will be treated as 60% long-term and 40% short-term, regardless of the holding period for such contract. Section 1256 contracts include Fund transactions involving call options on a broad-based securities index, certain futures contracts and other financial contracts.

Value Style Investing Risk. Value investing strategies involve obtaining exposure to individual investments or market sectors that are out of favor and/or undervalued in comparison to their peers or their prospects for growth. Because different types of investments go out of favor with investors depending on market and economic conditions, the Fund’s return may be adversely affected during market downturns and when value investment strategies are out of favor.

PORTFOLIO HOLDINGS DISCLOSURE

A description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s securities is available in the Funds’ SAI.

MANAGEMENT OF THE FUNDS

The Board is generally responsible for overseeing the management and business affairs of the Funds. It oversees the operation of the Funds by its officers. It also reviews the management of each Fund’s assets by Easterly. Information about the Trustees and executive officers of the Easterly Funds Trust is contained in the SAI.

Investment Adviser

Easterly is a registered investment adviser located at 138 Conant Street, Beverly, MA 01915. As of March 31, 2022, Easterly had approximately $2.6 billion in assets under management.

Subject to the general supervision of the Board of Trustees, Easterly is responsible for managing each Fund in accordance with its investment objective(s) and policies. Easterly also maintains related records for the Funds.

The Funds pay the Adviser an annual fee as set forth below:

Fund	Contractual Advisory Fee	Advisory Fee Received for the Fiscal Year ended February 28, 2022 (after waivers and reimbursements or recoupments, as applicable)[1]
Easterly Snow Small Cap Value Fund	0.95%	0.07%
Easterly Snow Long/Short Opportunity Fund	0.80%	0.83%

[1]	Snow Capital Management, L.P. (“Snow Capital”), the former investment adviser to each Predecessor Fund, entered into an agreement to transfer its investment advisory business to Easterly (the “Snow Capital/Easterly Transaction”). The Snow Capital/Easterly Transaction closed on July 1, 2021. Periods ending prior to July 1, 2021 reflect amounts paid by the Predecessor Funds to Snow Capital under the Predecessor Funds’ investment management agreements and amounts waived, reimbursed or recouped by Snow Capital under the Predecessor Funds’ expense limitation agreements.

Each Fund is responsible for its own operating expenses. Easterly has contractually agreed, at least through November 5, 2023, to waive all or a portion of its advisory fee and/or pay expenses to the extent necessary to ensure that Annual Fund Operating Expenses (excluding front-end and contingent deferred sales loads, leverage, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses, such as litigation and proxy-related expenses, and Acquired Fund Fees and Expenses) will not exceed the percentage indicated in the table below for each Fund’s average daily net assets. Easterly is permitted to seek reimbursement from the Fund, subject to limitations, for management fees waived and Fund expenses it paid within three (3) years of the end of the fiscal year in which such management fees were waived or expenses paid, as long as the reimbursement does not cause the Fund’s operating expenses to exceed (i) the expense cap in place at the time the fees were waived or the expenses were incurred; or (ii) the current expense cap, whichever is less. To the extent permitted under applicable law, such recoupment may include fees waived or expenses paid under the Predecessor Funds’

operating expense limitation agreement. This agreement may not be modified or terminated during its term. This agreement will terminate automatically if the Fund’s respective Investment Advisory Agreement with Easterly is terminated.

Fund Name	Class A	Class C	Class I	Class R6
Easterly Snow Small Cap Value Fund	1.50%	2.25%	1.25%	1.00%
Easterly Snow Long/Short Opportunity Fund	1.55%	2.30%	1.30%	1.00%

A discussion regarding the basis of the Board’s approval of the investment advisory agreements with Easterly is available in the Funds’ Annual Report for the fiscal year ended February 28, 2022.

Portfolio Manager(s)

Each Fund is managed by the portfolio manager(s) listed below. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership in each Fund they manage.

Joshua R. Schachter, CFA, is a Portfolio Manager for the Small Cap Value Fund and is jointly responsible for the day-to-day management of the Small Cap Value Fund’s investment portfolio. Mr. Schachter joined the Adviser as Senior Portfolio Manager in July 2021 following the transfer of Snow Capital’s investment advisory business to the Adviser. Mr. Schacter joined Snow Capital in 2001. Prior to joining Snow Capital, Mr. Schachter worked at R.A.S., AG Edwards, Inc., and GV Financial Advisors, Inc. Mr. Schachter is a graduate of Allegheny College where he earned a B.S. degree and he received his M.B.A. in Finance from the University of Pittsburgh. He holds the Chartered Financial Analyst® designation.

Anne S Wickland, CFA, is a Portfolio Manager for the Long/Short Opportunity Fund and is jointly responsible for the day-to-day management of the Long/Short Opportunity Fund’s investment portfolio. Ms. Wickland joined the Adviser as Portfolio Manager / Senior Analyst in July 2021 following the transfer of Snow Capital’s investment advisory business to the Adviser. Ms. Wickland joined Snow Capital in 2006 as a research analyst. Prior to joining Snow Capital, Ms. Wickland worked as a Senior Research Associate at Prudential Equity Group from November 2001 to November 2006. She is a graduate of Davidson College where she earned a B.A. degree, and received her M.B.A. from the NYU Stern School of Business. Ms. Wickland holds the Chartered Financial Analyst® designation.

Jessica W. Bemer, CFA, is a Portfolio Manager for the Long/Short Opportunity Fund and is jointly responsible for the day-to-day management of the Long/Short Opportunity Fund’s investment portfolio. Ms. Bemer joined the Adviser as Portfolio Manager / Senior Analyst in July 2021 following the transfer of Snow Capital’s investment advisory business to the Adviser. Ms. Bemer joined Snow Capital in 2006 as a Senior Analyst. Prior to joining Snow Capital, she worked at Jennison Associates, an institutional asset management firm based in New York, where she served as a member of the equity research team. Ms. Bemer was responsible for research coverage of the companies in the consumer discretionary and consumer staples sectors. Ms. Bemer is a graduate of Georgetown University. She holds the Chartered Financial Analyst® designation.

Philip J. Greenblatt, CFA, is a Portfolio Manager for the Small Cap Value Fund and is jointly responsible for the day-to-day management of the Small Cap Value Fund’s investment portfolio. Mr. Greenblatt joined the Adviser as Portfolio Manager / Senior Analyst in July 2021 following the transfer of Snow Capital’s investment advisory business to the Adviser. Mr. Greenblatt joined Snow Capital in 2010 in the Operations group. He worked as an Analyst and as Snow Capital’s Director of Operations. Mr. Greenblatt is a graduate of the University of Pittsburgh, where he earned a B.S. degree in Finance with a minor in Economics. He holds the Chartered Financial Analyst® designation.

CFA® and Chartered Financial Analyst® are registered trademarks owned by the CFA Institute.

Administration

Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, MA 02110, is the custodian of the assets of the Funds.

Ultimus Fund Solutions, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Funds’ Transfer Agent (the “Transfer Agent”).

Ultimus Fund Solutions, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, provides administrative (including custody administration) and fund accounting services to the Funds. As such, they manage the administrative affairs of the Funds, calculate the net asset value of the shares of each Fund, and create and maintain the Funds’ required financial records.

PRICING OF FUND SHARES

The price of shares of a Fund is called “net asset value” or “NAV” is based on the value of a Fund’s investments.

The NAV per share of a Fund is determined once daily at the close of trading on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern Time) (“Valuation Time”) on each day that the NYSE is open. Shares will not be priced on days that the NYSE is closed.

Generally, a Fund’s securities are valued each day at the last quoted sales price on each security’s primary securities exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign, and including the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”)) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary securities exchange (or in the case of NASDAQ securities, at the NASDAQ Official Closing Price) or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on the primary exchange. When a market price is not readily available, including circumstances under which Easterly determines that a security’s market price is not accurate, a portfolio security is valued by a pricing committee at its fair value, as determined under procedures established by the Board. In these cases, a Fund’s NAV will reflect certain portfolio securities’ fair value rather than their market price.

Securities traded on a foreign exchange which has not closed by the Valuation Time or for which the official closing prices are not available at the time the NAV is determined may use alternative market prices provided by a pricing service. In addition, with respect to securities that primarily are listed on a foreign exchange, when an event occurs after the close of a foreign exchange that is likely to have changed the value of the foreign securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Board. Securities also may be fair valued in the event of a development effecting a country or region or an issuer-specific development, which is likely to have changed the value of the security. To the extent that a Fund invests in ETFs, the Fund’s NAV is calculated, in relevant part, based upon the NAVs of such ETFs (which are registered open-end management investment companies). The prospectuses for these ETFs explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

The Board has also approved the use of nationally recognized bond pricing services for the valuation of each Fund’s debt securities. The services selected create and maintain price matrices of U.S. government and other securities from which individual holdings are valued shortly after the close of business each trading day. Debt securities not covered by the pricing services are valued upon bid prices obtained from dealers who maintain an active market therein or, if no readily available market quotations are available from dealers, such securities (including restricted securities and OTC options) are valued at fair value under the Board’s procedures. Debt securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost. The amortized cost valuation method involves valuing a debt obligation in reference to its cost rather than market forces.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security or from the values that other mutual funds may determine for the same security. In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act (“Rule 2a-5”), which, among other things, establishes an updated regulatory framework for registered investment company valuation practices. The Funds will not be required to comply with Rule 2a-5 until September 2022. The Funds’ fair value policies and procedures and valuation practices may be subject to change as a result of new Rule 2a-5.

Each Fund’s current NAV per share will be made available on the Fund’s website at https://www.EasterlyFunds.com.

CHOOSING A SHARE CLASS

Each Fund offers Class A, Class C, Class I and Class R6 shares. The Funds offer multiple classes of shares so that you can choose the class that best suits your investment needs. Refer to the information below so that you can choose the class that best suits your investment needs. The main differences between the share classes are sales charges, ongoing fees, and minimum investment. Class A charges a maximum sales load of 5.75%. Class C charges a maximum contingent deferred sales charge of 1.00%. Class A and Class C shares pay an annual distribution fee of up to 0.25% and 1.00%, respectively, of the Fund’s average daily net assets attributable to such Class for distribution and shareholder servicing expenses pursuant to the shareholder servicing plans adopted pursuant to Rule 12b-1. Class I and Class R6 shares do not pay sales loads or 12b-1 fees. For information on ongoing distribution fees, see “Distribution (12b-1) and Shareholder Servicing Fees” in this Prospectus. Each class of shares in a Fund represents interest in the same portfolio of investments within the Fund. There is no investment minimum on reinvested distributions and a Fund may change investment minimums at any time. The Funds reserve the right to waive sales charges, as described below, and investment minimums. All share classes may not be available for purchase in all states.

When deciding which class of shares of a Fund to purchase, you should consider your investment goals, present and future amounts you may invest in a Fund, and the length of time you intend to hold your shares. To help you make a determination as to which class of shares to buy, please refer back to the examples of a Fund’s expenses over time in the “Fees and Expenses of the Fund” section for the Fund in this Prospectus. You also may wish to consult with your financial adviser for advice with regard to which share class would be most appropriate for you.

Shareholder Eligibility and Minimum Investment Amounts

For Class A and Class C shares of the Funds, the minimum initial investment in the Fund is $2,500. For Class I shares of the Funds, the minimum initial investment in the Fund is $1 million, which minimum would be waived for an investment adviser/broker making an allocation to the Fund’s Class I shares aggregating $1 million or more within 90 days. If the adviser/broker does not purchase $1 million or more in the aggregate within 90 days, then the adviser/broker’s next purchase would have to be for a minimum of the difference between $1 million and the aggregate total invested during the 90 days until aggregate purchases total $1 million or more (e.g., if the adviser/broker’s aggregate purchases within 90 days total $500,000 then the adviser/broker would have to make a single aggregate purchase of at least $500,000 to make future purchases of less than $1 million). In addition, the minimum initial investment for Class I shares of the Funds may be waived for certain investments, including sales through banks, broker-dealers and other financial institutions in; (i) discretionary and non-discretionary sponsored advisory programs; (ii) fund supermarkets; (iii) asset allocation programs: (iv) certain retirement plans investing directly with the Fund; (v) retirement plans investing through certain retirement plan platforms; and (vi) certain endowments, foundations and other not-for-profit entities investing directly with the Fund. For employees and relatives of the Adviser, firms distributing shares of the Trust, and the Trust service providers and their affiliates, the minimum initial investment in the Trust is $1,000 with no minimum for any individual Fund. With respect to Class A shares and Class C shares, there is no minimum initial investment for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts.

Class R6 shares of the Funds are available only to the following qualified investors:

●	Employer-sponsored retirement and benefit plans where shares are held at a plan level or at the Fund level through an omnibus account of a retirement plan recordkeeper. Employer-sponsored retirement and benefit plans include (i) employer sponsored pension or profit sharing plans that qualify under section 401(a) of the Internal Revenue Code of 1986, as amended (the Code), including 401(k), money purchase pension, profit sharing and defined benefit plans; (ii) 403(b) and non-qualified deferred compensation arrangements that operate similar to plans described under (i) above, such as 457 plans and executive deferred compensation arrangements;(iii) health savings accounts maintained pursuant to Section 223 of the Code; and (iv) voluntary employees’ beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Code.

●	Section 529 college savings plans where shares are held through the plan level or omnibus accounts held on the books of a Fund.

●	Other funds advised by Easterly or its affiliates (to the extent permitted by a fund’s investment strategies).

●	Mutual funds, ETFs and other registered investment companies not affiliated with Easterly.

●	Investors through a fee-based advisory program of a financial intermediary that has entered into a written agreement with the Distributor to offer such shares through an omnibus account held at the Fund

●	Certain discretionary accounts where investments in a Fund are made and directed on their behalf by investment representatives at Easterly pursuant to a discretionary investment management agreement or trust agreement that provides for discretionary investment management services between Easterly and the investor, including programs in which Easterly is a portfolio strategist. Investors can combine purchases of Class R6 shares with Class R6 of other series of the Trust to meet the applicable investment minimum.

●	Institutional investors, subject to an initial minimum investment of $5 million. Institutional investors include, but are not limited to, corporations, qualified non-profit organizations, charitable trusts, foundations and endowments, governmental entities, municipalities, and hospitals investing for their own account. These accounts may not be held for the benefit of multiple underlying, unrelated investors. For these investors, accounts cannot be aggregated at the investor level to meet the initial minimum.

●	Other investors, subject to an initial minimum investment of $5 million. These accounts may not be held for the benefit of multiple underlying, unrelated investors. For these investors, accounts cannot be aggregated at the investor level to meet the initial minimum.

●	Programs in which Easterly is a portfolio strategist.

Except as otherwise provided above, Class R6 shares are not available to retail nonretirement accounts. Class R6 shares are offered to eligible investors provided that the Fund or its affiliates are not required to make or pay any type of administrative, sub-accounting, networking or revenue sharing payments or similar fees paid to intermediaries.

The minimum subsequent investment in the Trust is $100, except for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts, which have no minimum subsequent investment requirements. There is no minimum subsequent investment for a Fund. Investment minimums may be waived by the Adviser.

If you received Class I or Class R6 shares as a result of a merger or reorganization of a predecessor fund into any of the Funds, you will be permitted to make additional Class I and Class R6 share purchases, respectively.

Class A Shares

Class A shares are offered at their public offering price, which is NAV plus the applicable sales charge and is subject to 12b-1 distribution fees of up to 0.25% of the average daily net assets of Class A shares. Over time, fees paid under this distribution and service plan will increase the cost of a Class A shareholder’s investment and may cost more than other types of sales charges. The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions. The following sales charges, apply to your purchases of Class A shares of a Fund unless waived as described under “Sales Charge Waivers”:

Amount Invested	Sales Charge as a % of Offering Price[1]	Sales Charge as a % of Amount Invested	Dealer Reallowance[2]
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.25%	3.36%	2.50%
$250,000 but less than $500,000	2.00%	2.04%	1.25%
$500,000 or more[3,4]	None[4]	None[4]	None[4]

1	Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.

2	At the discretion of the Trust, however, the entire sales charge may at times be reallowed to dealers. The staff of the SEC has indicated that dealers who receive more than 90% of the sales charge may be considered underwriters.

3	Class A shares that are purchased at NAV in amounts of $500,000 or more may be assessed a 1.00% CDSC, if they are redeemed within twelve months from the date of purchase. See below for further information.

4	A selling broker may receive commissions on purchases of Class A shares over $500,000 calculated as follows: 1.00% on purchases between $500,000 and $3 million, 0.50% on amounts over $3 million but less than $5 million, 0.25% on amounts over $5 million.

The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A shares. As shown, investors that purchase more than $500,000 of a Fund’s Class A shares will not pay any initial sales charge on the purchase. However, purchases of more than $500,000 of Class A shares may be subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares redeemed during the first 12 months after their purchase. The CDSC is based upon the investor’s original purchase price. Any CDSC paid on the redemptions of Class A shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described due to rounding. Brokers may receive distribution and/or shareholder service fees for Class A shares.

How to Reduce Your Sales Charge

You may be eligible to purchase Class A shares at a reduced sales charge. To qualify for these reductions, you must notify the Funds’ distributor, Ultimus Fund Distributors, LLC (the “Distributor”), in writing and supply your account number at the time of purchase. You may combine your purchase with those of your “immediate family” (your spouse and your children under the age of 21) for purposes of determining eligibility. If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children. These variations are separate and apart from those discussed in Appendix A.

You must notify your authorized Financial Intermediary or the Transfer Agent at the time a purchase order is placed that the purchase (or redemption) qualifies for a reduced sales charge (i.e., breakpoint discount), CDSC waiver or eligibility minimum. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge, CDSC waiver or eligibility minimum will not be granted if: (i) notification is not furnished at the time of order; or (ii) a review of the records of the authorized dealer of the Portfolio’s shares or the Trust’s Transfer Agent does not confirm your represented holdings.

Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures of your intermediary. Please consult your financial adviser for further information.

Rights of Accumulation

For the purposes of determining the applicable reduced sales charge, the right of accumulation allows you to include prior purchases of Class A or Class C shares of any of the Easterly Funds as part of your current investment as well as reinvested dividends. To qualify for this option, you must be either:

●	an individual;

●	an individual and spouse purchasing shares for your own account or trust or custodial accounts for your minor children; or

●	a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401, 403, or 457 of the Code, including related plans of the same employer.

If you plan to rely on this right of accumulation, you must notify the Distributor at the time of your purchase. You will need to give the Distributor your account numbers. Existing holdings of family members or other related accounts of a shareholder may be combined for purposes of determining eligibility. If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.

Letter of Intent

The letter of intent allows you to count all investments within a 13-month period in Class A shares of any of the Trust’s portfolios as if you were making them all at once for the purposes of calculating the applicable reduced sales charges. The minimum initial investment under a letter of intent is 5% of the total letter of intent amount. The letter of intent does not preclude the Fund from discontinuing sales of its shares. You may include a purchase not originally made pursuant to a letter of intent under a letter of intent entered into within 90 days of the original purchase. To determine the applicable sales charge reduction, you may also include (1) the cost of shares of a Trust’s portfolio which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the Distributor receiving the letter of intent, and (2) the historical cost of shares of other Trust portfolios you currently own acquired in exchange for shares of Trust portfolios purchased during that period at a price including a front-end sales charge. You may combine purchases and exchanges by family members (limited to spouse and children, under the age of 21, living in the same household). You should retain any records necessary to substantiate historical costs because the Trust, its Transfer Agent and any financial intermediaries may not maintain this information. Shares acquired through reinvestment of dividends are not aggregated to achieve the stated investment goal.

Sales Charge Waivers

The availability of certain sales charge waivers and discounts to Class A Shares of a Fund will depend on whether you purchase your Class A Shares directly from a Fund or through a financial intermediary. Intermediaries may have different policies and procedures (from those described above for Class A Shares generally) regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load waivers. Please consult your financial intermediary for more information. For specific information with respect to sales charge waivers and discounts available through a specific financial intermediary, please refer to Appendix A attached to this Prospectus.

In all instances, it is the purchaser’s responsibility to notify a Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase a Fund shares directly from the Fund or through another intermediary to receive such waivers or discounts.

The sales charge on purchases of Class A shares is waived for certain types of investors, including:

●	Employees of broker-dealers or other financial institutions (including registered investment advisors and financial planners) having agreements with the Distributor, Easterly, or Easterly Funds LLC (“EFL”) (a “Selling Representative”) and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).

●	Employees of a bank, savings and loan, credit union or other financial institution that utilize a Selling Representative to clear purchases of the Trust’s shares and their immediate families.

●	Participants in certain “wrap-fee” programs, mutual fund platform programs, supermarket programs, or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the Distributor, Easterly or EFL.

●	Clients of financial intermediaries that have entered into arrangements with the Distributor, Easterly, or EFL (or otherwise have an arrangement with a broker-dealer or other financial institution with respect to sales of Trust shares) providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisors may charge a separate fee.

●	Institutional investors (which may include bank trust departments and registered investment advisors).

●	Any accounts established on behalf of registered investment advisors or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the Distributor, Easterly, or EFL.

●	Insurance company separate accounts, separate accounts used to fund certain unregistered variable annuity contracts, Section 403(b), 401(a), or 401(k) accounts and college savings plans organized under Section 529 of the Code.

●	Employer-sponsored retirement or benefit plans with total plan assets of at least $1 million where the plan’s investments in the Trust are part of an omnibus account. A minimum initial investment of $1 million in the Trust is required. Easterly in its sole discretion may waive these minimum dollar requirements.

●	Reinvestment of capital gains distributions and dividends.

More information about existing sales charge reductions and waivers is available free of charge at www.EasterlyFunds.com.

Class C Shares

Class C shares of the Funds are offered at their NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Fund. Class C shares pay 1.00% on an annualized basis of their average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to the Fund and/or shareholder services which amount is accrued and paid monthly. Over time, fees paid under this distribution and service plan will increase the cost of a Class C shareholder’s investment and may cost more than other types of sales charges.

Brokers that have entered into selling agreements with the Funds’ distributor may receive a commission of up to 1.00% of the purchase price of Class C at the time of purchase. Brokers may also receive distribution and/or shareholder service fees for Class C shares held for over a year.

If you redeem Class C shares within one year after purchase, you will be charged a CDSC of up to 1.00%. The charge will apply to the lesser of the original cost of the Class C shares being redeemed or the proceeds of your redemption and will be calculated without regard to any redemption fee. When you redeem Class C shares, the redemption order is processed so that the lowest CDSC is charged. Class C shares that are not subject to a CDSC are redeemed first. In addition, you will not be charged a CDSC when you redeem shares that you acquired through reinvestment of Fund dividends or capital gains. Any CDSC paid on the redemptions of Class C shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described due to rounding.

CDSC Waivers

Certain shareholders may be eligible for CDSC waivers. Please see the information set forth below for specific eligibility requirements. You must notify your authorized Financial Intermediary or the Transfer Agent at the time a purchase order is placed that the purchase (or redemption) qualifies for a CDSC waiver. Similar notification must be made in writing when an order is placed by mail. The CDSC waiver will not be granted if: (i) notification is not furnished at the time of order; or (ii) a review of the records of the authorized dealer of the Fund’s shares or the Trust’s Transfer Agent does not confirm your represented holdings. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding shares of the Fund or other Trust Funds.

A CDSC will not be imposed on: (i) any amount which represents an increase in value of shares purchased within the one year preceding the redemption; (ii) the current NAV of shares purchased more than one year prior to the redemption; and (iii) the current NAV of shares purchased through reinvestment of dividends or distributions. Moreover, in determining whether a CDSC is applicable it will be assumed that amounts described in (i), (ii) and (iii) above (in that order) are redeemed first.

In addition, the CDSC, if otherwise applicable, will be waived in the case of:

(1)	redemptions of Class C shares held at the time a shareholder dies or becomes disabled, only if the Class C shares are: (a) registered either in the name of an individual shareholder (not a trust), or in the names of such shareholder and his or her spouse as joint tenants with right of survivorship; or (b) held in a qualified corporate or self-employed retirement plan, Individual Retirement Account (“IRA”) or Custodial Account under Section 403(b)(7) of the Code (“403(b) Custodial Account”), provided in either case that the redemption is requested within one year of the death or initial determination of disability;

(2)	redemptions in connection with the following retirement plan distributions: (a) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a “key employee” of a “top heavy” plan, following attainment of age 59 1/2); (b) distributions from an IRA or 403(b) Custodial Account following attainment of age 70 1/2; or (c) a tax-free return of an excess contribution to an IRA; and

(3)	certain redemptions pursuant to the Fund’s Systematic Withdrawal Plan (see “Redemption of Shares—Systematic Withdrawal Plan”).

With reference to (1) above, for the purpose of determining disability, the Distributor utilizes the definition of disability contained in Section 72(m)(7) of the Code, which relates to the inability to engage in gainful employment. With reference to (2) above, the term “distribution” does not encompass a direct transfer of an IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee. All waivers will be granted only following receipt by the Distributor of written confirmation of the shareholder’s entitlement.

The sales charge waivers (and discounts) available through financial intermediaries are set forth in Appendix A to this Prospectus (Intermediary-Specific Sales Charge Waivers and Discounts). Please contact your financial intermediary regarding applicable sales charge waivers (and discounts) and for information regarding the financial intermediary’s related policies and procedures.

Class C Shares Conversion Feature

After 8 years, Class C shares generally will convert automatically to Class A shares of a Fund with no initial sales charge, provided that a Fund or the financial intermediary through which a shareholder purchased or holds Class C shares has records verifying that the Class C shares have been held for at least 8 years. The automatic conversion of Class C shares to Class A shares will not apply to shares held through group retirement plan record keeping platforms of certain intermediaries who hold such shares in an omnibus account and do not track participant level share lot aging to facilitate such a conversion. The 8-year period runs from the last day of the month in which the shares were purchased or, in the case of Class C shares acquired through an exchange, from the last day of the month in which the original Class C shares were purchased; the shares will convert to Class A shares based on their relative NAVs in the month following the 8-year period. At the same time, an equal proportion of Class C shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. A conversion of shares of one Class directly for shares of another Class of the same Fund generally should not be taxable for federal income tax purposes.

Class I Shares

Class I shares of the Funds are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees. This means that 100% of your initial investment is placed into shares of a Fund.

Exchanges for Class I Shares

Holders of Class A and Class C shares issued by a Fund may exchange their shares for Class I shares provided that they: (1) hold their shares through a Selling Broker or other financial intermediary or institution that has a distribution agreement with the Fund’s distributor to offer Class I shares and which authorizes such an exchange; and (2) are otherwise eligible to invest in Class I shares in accordance with the terms of this Prospectus. Any such exchange is subject to the Funds’ discretion to accept or reject the exchange. Class A shareholders who purchased $1,000,000 or more of shares, and who then exchange them for Class I shares within eighteen months of the original purchase date, will be subject to a CDSC for such exchange in the same manner as would be applicable to a redemption of Class A shares purchased in an amount of $1,000,000 or more and redeemed within eighteen months of the date of original purchase, unless the Adviser in its sole discretion determines to waive the applicable CDSC. Class C shareholders who exchange them for Class I shares within one year of the original purchase date will be subject to a CDSC for such exchange in the same manner as would be applicable to a redemption of Class C shares made within one year of the date of original purchase, unless the Adviser in its sole discretion determines to waive the applicable CDSC. For federal income tax purposes, an exchange of Class A or Class C shares for Class I shares within the same Fund will not result in the recognition of a capital gain or loss.

Class R6 Shares

Class R6 shares are no-load shares that do not require that you pay a sales charge. Class R6 shares do not charge an annual Rule 12b-1 distribution or servicing fee. If you purchase Class R6 shares of the Funds you will pay the NAV next determined after your order is received.

HOW TO PURCHASE SHARES

You may purchase shares of a Fund by sending a completed application form to the following address:

via Regular Mail	via Overnight Mail
Easterly Funds Trust c/o Ultimus Fund Solutions, LLC P.O. Box 541150 Omaha, NE 68154	Easterly Funds Trust c/o Ultimus Fund Solutions, LLC 4221 North 203rd Street, Suite 100 Elkhorn, NE 68022-3474

The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist the Fund in verifying your identity. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

A Fund reserves the right, in its sole discretion, to reject any application to purchase shares. A purchase request could be rejected because of, amongst other things, the timing or amount of the investment or because of a history of excessive trading by the investor. You may purchase shares of a Fund by check, by wire, or through a broker. You may not use ACH transactions for your initial purchase of Fund’s shares.

Note: Ultimus Fund Solutions, LLC, the Funds’ transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Funds, for any check or electronic payment returned to the transfer agent for insufficient funds.

Purchase by Check

Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address. Make all checks payable to a Fund in which you choose to invest. A Fund will not accept payment in cash, cashier’s checks, or money orders. Also, to prevent check fraud, a Fund will not accept cash, third party checks, U.S. Treasury checks, credit card checks, or starter checks for the purchase of shares. Redemptions of shares of a Fund purchased by check may be subject to a hold period until the check has been cleared by the issuing bank.

Purchase by Wire

If you wish to wire money to make an investment in the Funds, please call the Funds at (833) 999-2636 for wiring instructions and to notify a Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. A Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Purchase through Brokers

You may invest in the Funds through brokers or agents who have entered into selling agreements with the Funds’ distributor. The brokers and agents are authorized to receive purchase and redemption orders on behalf of a Fund. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on a Fund’s behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of a Fund. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Funds. You should carefully read the program materials provided to you by your servicing agent.

Automatic Investment Plans

You may participate in a Fund’s Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in a Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account. Please contact the Funds at (833) 999-2636 for more information about the Funds’ Automatic Investment Plans.

When Order is Processed

All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after a Fund receives your application or request in good order. All requests received in good order by a Fund before the close of NYSE (generally 4:00 p.m. (Eastern Time)) will be processed on that same day. Requests received after the close will be processed on the next business day.

During periods of high market activity, you may encounter higher than usual wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. There is no assurance that your telephone transaction will be completed prior to market close during periods of high call volume. Neither the Fund nor its Transfer Agent will be held liable if you are unable to place your trade due to high call volume.

Good Order

When making a purchase request, make sure your request is in good order.

“Good order” means your purchase request includes:

1)	The name of the Fund and share class

2)	The dollar amount of shares to be purchased

3)	A completed purchase application or investment stub

4)	Check payable to a Fund:

Retirement Plans

You may purchase shares of the Funds for your individual retirement plans. Please call the Funds at (833) 999-2636 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

HOW TO REDEEM SHARES

You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to the relevant Fund:

via Regular Mail	via Overnight Mail
Easterly Funds Trust c/o Ultimus Fund Solutions, LLC P.O. Box 541150 Omaha, NE 68154	Easterly Funds Trust c/o Ultimus Fund Solutions, LLC 4221 North 203rd Street, Suite 100 Elkhorn, NE 68022-3474

The Funds typically expect that it will take up to 7 days following the receipt of your redemption request to pay out redemption proceeds by check or electronic transfer. The Funds typically expect to pay redemptions from cash, cash equivalents, proceeds from the sale of Fund shares, any lines of credit, and then from the sale of portfolio securities. These redemption payment methods will be used in regular and stressed market conditions.

The Trust may suspend redemption procedures and postpone redemption payment during any period when (a) trading is restricted, as determined by the applicable rules and regulations of the SEC, (b) the NYSE is closed other than for customary weekend or holiday closing, or (c) when the SEC has determined an emergency exists or has otherwise permitted such suspension or postponement.

If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Redemptions by Telephone

The telephone redemption privilege is automatically available to all new accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account. If you own an IRA, you will be asked whether or not the Fund should withhold federal income tax.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call (833) 999-2636.

The Funds reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither the Funds, the transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions and you will be required to bear the risk of any such loss. The Funds or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Funds and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

During periods of high market activity, you may encounter higher than usual wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. There can be no assurance that your telephone transaction will be completed prior to market close during periods of high call volume. Neither the Fund nor its Transfer Agent will be held liable if you are unable to place your trade due to high call volume.

Redemptions through Broker

If shares of a Fund are held by a broker-dealer, financial institution, or other servicing agent, you must contact that servicing agent to redeem shares of a Fund. The servicing agent may charge a fee for this service.

Redemptions by Wire

You may request that your redemption proceeds be wired directly to your bank account. The Funds’ transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account, but the transfer agent does not charge a fee when transferring redemption proceeds by electronic funds transfer. Your bank may also impose a fee for the incoming wire.

When Redemptions are Sent

Once a Fund receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request, which are payable at the next determined NAV following the receipt your redemption request in “good order”, as described below. If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank.

Good Order

Your redemption request will be processed if it is in “good order.” To be in good order, the following conditions must be satisfied:

1)	The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

2)	The request must identify your account number;

3)	The request should be signed by you and any other person listed on the account, exactly as the shares are registered;

4)	If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $100,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor

When You Need Medallion Signature Guarantees

Certain requests require a medallion signature guarantee. To protect you and the Trust from fraud, certain transactions and redemption requests must be in writing and must include a medallion signature guarantee in the following situations (there may be other situations also requiring a medallion signature guarantee in the discretion of the Trust or Transfer Agent):

1)	Re-registration of the account.

2)	Changing bank wiring instructions on the account.

3)	Name change on the account.

4)	Setting up/changing systematic withdrawal plan to a secondary address.

5)	Redemptions greater than $100,000.

6)	Any redemption check that is being mailed to a different address than the address of record.

7)	Your account registration has changed within the last 30 days.

You should be able to obtain a medallion signature guarantee from a bank or trust company, credit union, broker-dealer, securities exchange or association, clearing agency or savings association, as defined by federal law.

Systematic Withdrawal Plan

A systematic withdrawal plan (the “Withdrawal Plan”) is available for shareholders. Any Fund from which redemptions will be made pursuant to the Plan will be referred to as a “SWP Fund.” The Withdrawal Plan provides for monthly, quarterly, semi-annual or annual payments in any amount not less than $25, or in any whole percentage of the value of the SWP Fund’s shares, on an annualized basis.

A shareholder may suspend or terminate participation in the Withdrawal Plan at any time. The Withdrawal Plan may be terminated or revised at any time by the Fund.

Withdrawal Plan payments should not be considered dividends, yields or income. If periodic Withdrawal Plan payments continuously exceed net investment income and net capital gains, the shareholder’s original investment will be correspondingly reduced and ultimately exhausted. Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes. Shareholders should contact their dealer representative or the Trust for further information about the Withdrawal Plan.

Reinstatement Privilege

A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 35 days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund in the same Class from which such shares were redeemed or repurchased, at NAV next determined after a reinstatement request (made in writing to and approved by Easterly), together with the proceeds, is received by the Transfer Agent.

Involuntary Redemptions

If the Fund is the only holding of a shareholder in the Trust, then due to the relatively high cost of maintaining small accounts, the Trust may redeem an account having a current value of $1,000 or less as a result of redemptions, but not as a result of a fluctuation in the Fund’s NAV after the shareholder has been given at least 30 days in which to increase the account balance to more than that amount. Involuntary redemptions may result in the liquidation of Fund holdings at a time when the value of those holdings is lower than the investor’s cost of the investment or may result in the realization of taxable capital gains.

Redemption-In-Kind

If the Board of Trustees determines that it would be detrimental to the best interests of the Fund’s shareholders to make a redemption payment wholly in cash, the Fund may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Fund’s net assets by a distribution-in-kind of readily marketable portfolio securities in lieu of cash. Redemptions failing to meet this threshold must be made in cash. Shareholders receiving distributions-in-kind of portfolio securities will be subject to market risks on the securities received, and may incur brokerage commissions when subsequently disposing of those securities.

Exchange Privilege

Shares of the Fund may be exchanged without payment of any exchange fee for shares of another Fund of the Trust of the same Class at their respective NAVs. Please refer to that Fund’s Prospectus with respect to the fees and expenses of investing in shares of the Fund. The Trust may in the future offer an exchange feature involving shares of an unaffiliated fund group subject to receipt of appropriate regulatory relief.

There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a Fund that does not charge a CDSC will not be counted. Thus, in effect the “holding period” for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC. In addition, shares that are exchanged into or from a Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a Fund with a lower CDSC rate.

An exchange of shares is treated for federal income tax purposes as a redemption (sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. The exchange privilege is available to shareholders residing in any state in which Fund shares being acquired may be legally sold.

Easterly reserves the right to reject any exchange request and the exchange privilege may be modified or terminated upon notice to shareholders in accordance with applicable rules adopted by the SEC.

With regard to redemptions and exchanges made by telephone, the Distributor and the Trust’s Transfer Agent will request personal or other identifying information to confirm that the instructions received from shareholders or their account representatives are genuine. Calls may be recorded. If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this Prospectus. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. The Distributor and the Transfer Agent also will not be liable for any losses if they follow instructions by phone that they reasonably believe are genuine or if an investor is unable to execute a transaction by phone.

MARKET TIMING AND FREQUENT TRADING POLICY

The Funds discourage and do not accommodate market timing. Frequent trading into and out of a Fund can harm all Fund shareholders by disrupting a Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. The Funds are designed for long-term investors and are not intended for market timing or other disruptive trading activities. Accordingly, the Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Funds currently use several methods to reduce the risk of market timing. These methods include:

1)	committing staff to monitor, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Funds’ Market Timing and Exchange Policy;

2)	providing notice to certain investors to cease trading if transactions are deemed excessive or suspicious;

3)	providing warning letters or emails;

4)	rejecting specific purchase requests; and

5)	rejecting purchase requests from certain investors

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Funds seek to make judgments and applications that are consistent with the interests of a Fund’s shareholders.

Based on the frequency of redemptions in your account, the Adviser or transfer agent may in its sole discretion determine that your trading activity is detrimental to a Fund as described in the Funds’ Market Timing and Exchange Policy and elect to reject certain purchases or revoke the amount, number, frequency or method for requesting future purchases or exchanges into the Funds. The Funds reserve the right to reject or restrict purchase requests for any reason, particularly when the shareholder’s trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Funds nor the Adviser will be liable for any losses resulting from rejected purchase orders. The Adviser may also bar an investor who has violated these policies (and the investor’s financial adviser) from future trading with the Funds.

Although the Funds’ attempt to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Funds will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Funds.

While the Funds will encourage financial intermediaries to apply the Funds’ Market Timing and Exchange Policy to their customers who invest indirectly in the Funds, the Funds are limited in their ability to monitor the trading activity or enforce the Funds’ Market Timing and Exchange Policy with respect to customers of financial intermediaries. For example, should it occur, the Funds may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Funds’ Market Timing and Exchange Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Funds may not be able to determine whether trading by customers of financial intermediaries is contrary to the Funds’ Market Timing and Exchange Policy. Brokers maintaining omnibus accounts with the Funds have agreed to provide shareholder transaction information to the extent known to the broker to a Fund upon request. If the Funds or its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Funds will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

DIVIDENDS AND DISTRIBUTIONS

Each Fund has elected to be treated, and intends to qualify each year as a regulated investment company under the Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. Each

Fund declares and pays dividends from net investment income, if any, annually. Distributions of net realized long-term and short-term capital gains, if any, earned by a Fund will be made annually. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on a Fund, or should the Board deem it to be in the best interest of shareholders. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution. Dividends derived from net investment income and distributions of net realized long and short-term capital gains paid by a Fund to a shareholder will be automatically reinvested (at current NAV) in additional shares of a Fund (which will be deposited in the shareholder’s account) unless the shareholder instructs the Funds, in writing, to pay all dividends and distributions in cash. Shares acquired by dividend and distribution reinvestment will not be subject to any CDSC and will be eligible for conversion on a pro rata basis.

Annual Statements

You will be sent annually a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous calendar year, if any. The statement provides information on your dividends and capital gains for tax purposes. If any dividends are declared in October, November, or December to shareholders of record in such months and paid in January of the following year, then such amounts will be treated for tax purposes as received by the shareholders on December 31 of the prior year. A Fund may reclassify income after your tax reporting statement is mailed to you. Prior to issuing your statement, a Fund will make every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, a Fund will send you a corrected Form 1099-DIV to reflect reclassified information or, adjust the cost basis of any covered shares (defined below).

Avoid “Buying a Dividend”

At the time you purchase your Fund shares, a Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. For example, if you buy shares in a Fund shortly before it makes a distribution, you may receive some of your investment back in the form of a taxable distribution. This is known as “buying a dividend.”

TAX CONSEQUENCES

The following tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Trust. Unless your investment in the Trust is through a tax-advantaged retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when a Fund makes distributions and when you sell Fund shares, including an exchange to another portfolio.

Taxes on Distributions

In general, if you are a taxable investor, Fund distributions are taxable to you as ordinary income, capital gains or some combination of both, whether you take them in cash or reinvest them in Fund shares. A Fund’s investment techniques, including use of covered call options, short-sales, short-term trading strategies, derivatives and high portfolio turnover rate, may result in more of the Fund’s income dividends and capital gains distributions being taxable to you at ordinary income tax rates than it would if it did not engage in such techniques.

For federal income tax purposes, any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Trust. Certain ordinary income dividends received by individuals may be taxed at the same rate as long-term capital gains if certain holding period and other requirements are satisfied. However, even if income received in the form of ordinary income dividends is taxed at the same rate as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends by capital losses when calculating your net capital gains or losses. Certain ordinary income dividends received by corporations may be eligible for the corporate dividends received deduction if certain holding period and other requirements are satisfied. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

Taxes on Sales

Your sale of Fund shares normally is subject to federal income tax and may result in a taxable gain or loss to you. Your exchange of Fund shares for shares of another portfolio is treated for tax purposes like a sale of your original Fund shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

If a shareholder realizes a loss on the redemption or exchange of a Fund’s shares and reinvests in that portfolio’s shares or substantially identical shares within 30 days before or after the redemption or exchange, the transactions may be subject to the “wash sale” rules, resulting in a postponement of the recognition of such loss for tax purposes. The ability to deduct losses is subject to further limitations under the Code.

Cost Basis

A Fund (or its administrative agents) is required to report to the IRS and furnish to Fund shareholders cost basis and holding period information upon a redemption of “covered shares” (those generally purchased on or after January 1, 2012, and sold on or after that date). In the absence of an election, a Fund will use a default cost basis method which is the average cost method. The cost basis method elected by a Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the close of business on the trade date of each such sale of Fund shares. Fund shareholders should consult with their tax advisers prior to making redemptions to determine the best IRS accepted cost basis method for their tax situation and to obtain more information about the cost basis reporting rules.

Back-up Withholding

By law, a Fund must withhold a portion of your taxable distributions and redemption proceeds unless you provide your correct social security number or taxpayer identification number, certify that this number is correct, certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S. resident alien). A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount is currently 24% of your taxable distributions or redemption proceeds.

When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you can avoid being subject to federal backup withholding on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

Other

Fund distributions and gains from the sale or exchange of your Fund shares also may be subject to state and local taxes. If more than 50% of a Fund’s assets are invested in foreign securities at the end of any fiscal year, the Fund may elect to permit shareholders to generally take a credit or deduction on their federal income tax return for foreign taxes paid by the Fund (subject to various limitations).

In such a case, shareholders would also need to include such foreign taxes in income.

Please see the SAI for a discussion of the risks and special tax consequences to shareholders in the event a Fund realizes excess inclusion income in excess of certain threshold amounts.

Foreign Shareholders

Shareholders other than U.S. persons may be subject to a different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from a Fund (and, under certain circumstances, at the rate of 21% on certain capital gain dividends), as discussed in more detail in the SAI.

Medicare Tax

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

This discussion of “Tax Consequences” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Fund.

DISTRIBUTION OF SHARES

Ultimus Fund Distributors, LLC, is the distributor for the shares of a Funds. The distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of a Funds are offered on a continuous basis.

Distribution (12b-1) and Shareholder Servicing Fees

The Trust, with respect to each Fund has adopted a Plan of Distribution for each of Class A and Class C, pursuant to Rule 12b-1 of the 1940 Act (the “Plans”), pursuant to which the respective Fund may pay the distributor an annual fee for distribution and shareholder servicing expenses of 0.25% for Class A shares and 1.00% for Class C shares of a Fund’s average daily net assets attributable to the respective class of shares. Class I shares and Class R6 shares do not have a Plan. Because these fees are paid out of a Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The distributor and other entities, including a broker-dealer affiliate of the Adviser, are paid pursuant to the Plans provided and the expenses borne by the distributor and others in the distribution of Fund shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of a Fund’s shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the distributor or other entities may utilize fees paid pursuant to the Plans to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses.

Additional Compensation to Financial Intermediaries

The Funds’ distributor, its affiliates, and the Adviser and its affiliates may each, at its own expense and out of its own assets including their legitimate profits from Fund-related activities (and not as an additional charge to a Fund), provide additional cash payments to financial intermediaries who sell shares of a Fund. Financial intermediaries include brokers-dealers, financial advisers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others. These payments may be in addition to the Rule 12b-1 fees and any sales charges that are disclosed elsewhere in this Prospectus. These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of a Fund on a sales list, including a preferred or select sales list, or other sales programs. These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The distributor may, from time to time, provide promotional incentives to certain investment firms. Such incentives may, at the distributor’s discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional compensation.

Such payments may provide incentives for such parties to make shares of a Fund available to their customers and may allow a Fund greater access to such parties and their customers than would be the case if no payments were paid. Such access advantages include, but are not limited to, placement of a Fund on a list of mutual funds offered as investment options to the financial intermediary’s customers; access to the financial intermediary’s registered representatives and/or ability to assist in training and educating the financial intermediary’s registered representatives. These payment arrangements will not change the price an investor pays for shares of a Fund or the amount that a Fund receives to invest on behalf of the investor.

The Adviser does not direct a Fund’s portfolio securities transactions, or otherwise compensate broker-dealers in connection with a Fund’s portfolio transactions, in consideration of sales of Fund shares.

Financial intermediaries that receive these types of payments may have a conflict of interest in recommending or selling a Fund rather than other mutual funds to their client investors, particularly if these payments exceed the amounts paid by other mutual funds.

Householding

To reduce expenses, the Funds mail only one copy of the prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Funds at (833) 999-2636 on days the Funds are open for business or contact your financial institution. The Funds will begin sending you individual copies thirty days after receiving your request.

FINANCIAL HIGHLIGHTS

The financial highlights information presented for the Funds includes the financial history of the Predecessor Funds, each of which was reorganized into a corresponding Fund after the close of business on November 5, 2021. The financial highlights show each Funds’ and Predecessor Funds’ financial history for the past five fiscal years or, if shorter, the period of operations of the Fund or the Predecessor Fund or any of its share classes. The financial highlights table is intended to help you understand the Funds’ and the Predecessor Funds’ financial performance. Certain information reflects financial results for a single Fund share. The information for the fiscal year ended February 28, 2022 presented in the tables below has been audited by Tait, Weller & Baker LLP, independent registered public accountants, whose report, along with each Fund’s financial statements, are included in the Funds’ February 28, 2022 annual report, which is available upon request. The information for the fiscal years ended February 28, 2021, 2020, 2019 and 2018 presented in the tables below has been audited by the Predecessor Funds’ auditor. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund or Predecessor Fund (assuming reinvestment of all dividends and distributions).

FINANCIAL HIGHLIGHTS (Per Share Data for a Share Outstanding Throughout Each Year

	Easterly Snow Small Cap Value Fund
	Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	February 28,	February 28,	February 29,	February 28,	February 28,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$44.01	$26.39	$31.57	$32.36	$30.61
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.14)	0.09	0.01	(0.06)	(0.16)
Net realized and unrealized gain (loss)	3.36	17.53	(5.19)	(0.73)	1.91
Total from investment operations	3.22	17.62	(5.18)	(0.79)	1.75
Dividends and Distributions:
Dividends from net investment income	(0.01)	—	—	—	—
Total dividends and distributions	(0.01)	—	—	—	—
Redemption Fees	0.00 *	—	—	—	0.00 *
Net Asset Value, End of Year	$47.22	$44.01	$26.39	$31.57	$32.36
Total Return**	7.32%	66.81%	(16.41)%	(2.44)%	5.72%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$9,893	$9,223	$10,071	$12,948	$15,236
Ratio of gross operating expenses to average net assets including interest expense (2,3)	2.39%	3.82%	2.41%	2.14%	2.14%
Ratio of net operating expenses to average net assets including interest expense (2,3)	1.50%	1.51%	1.51%	1.50%	1.64%
Ratio of net investment income (loss) before expense reimbursement to average net assets (2,4)	(1.18)%	(2.00)%	(0.90)%	(0.83)%	(1.02)%
Ratio of net investment income (loss) after expense reimbursement to average net assets (2,4)	(0.30)%	0.30%	0.02%	(0.19)%	(0.52)%
Portfolio Turnover Rate	62%	86%	44%	52%	53%

*	Less than 0.005 cent per share.

**	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year/period.

(2)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(3)	Ratios to average net assets (excluding interest expense)
	Expenses, before waiver and reimbursement	2.39%	3.80%	2.40%	2.14%	2,12%
	Expenses, net waiver and reimbursement	1.50%	1.50%	1.50%	1.50%	1.62%

(4)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

FINANCIAL HIGHLIGHTS (Per Share Data for a Share Outstanding Throughout Each Year

	Easterly Snow Small Cap Value Fund
	Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	February 28,	February 28,	February 29,	February 28,	February 28,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$40.54	$24.48	$29.51	$30.48	$29.05
Income (Loss) from Investment Operations:
Net investment loss (1)	(0.46)	(0.10)	(0.21)	(0.29)	(0.36)
Net realized and unrealized gain (loss)	3.09	16.16	(4.82)	(0.68)	1.79
Total from investment operations	2.63	16.06	(5.03)	(0.97)	1.43
Redemption Fees	0.00 *	—	—	—	—
Net Asset Value, End of Year	$43.17	$40.54	$24.48	$29.51	$30.48
Total Return**	6.49%	65.60%	(17.05)%	(3.18)%	4.92%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$1,569	$1,746	$2,695	$4,294	$5,230
Ratio of gross operating expenses to average net assets including interest expense (2,3)	3.08%	4.63%	3.16%	2.89%	2.89%
Ratio of net operating expenses to average net assets including interest expense (2,3)	2.25%	2.26%	2.26%	2.25%	2.39%
Ratio of net investment income (loss) before expense reimbursement to average net assets (2,4)	(1.88)%	(2.80)%	(1.64)%	(1.58)%	(1.77)%
Ratio of net investment income (loss) after expense reimbursement to average net assets (2,4)	(1.05)%	(0.43)%	(0.73)%	0.94%	(1.27)%
Portfolio Turnover Rate	62%	86%	44%	52%	53%

*	Less than 0.005 cent per share.

**	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year/period.

(2)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(3)	Ratios to average net assets (excluding interest expense)
	Expenses, before waiver and reimbursement	3.08%	4.62%	3.15%	2.89%	2.87%
	Expenses, net waiver and reimbursement	2.25%	2.25%	2.25%	2.25%	2.37%

(4)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

FINANCIAL HIGHLIGHTS (Per Share Data for a Share Outstanding Throughout Each Year

	Easterly Snow Small Cap Value Fund
	Class I
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	February 28,	February 28,	February 29,	February 28,	February 28,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$45.23	$27.05	$32.28	$33.00	$31.14
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.03)	0.15	0.09	0.02	(0.08)
Net realized and unrealized gain (loss)	3.45	18.03	(5.32)	(0.74)	1.94
Total from investment operations	3.42	18.18	(5.23)	(0.72)	1.86
Dividends and Distributions:
Dividends from net investment income	(0.08)	—	—	—	—
Distributions from realized gains	—	—	—	—	—
Total dividends and distributions	(0.08)	—	—	—	—
Redemption Fees *	0.00	0.00	0.00	0.00	0.00
Net Asset Value, End of Year	$48.57	$45.23	$27.05	$32.28	$33.00
Total Return**	7.57%	67.21%	(16.20)%	(2.21)%	6.01%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$10,779	$7,926	$7,679	$14,839	$19,220
Ratio of gross operating expenses to average net assets including interest expense (2,3)	2.14%	3.58%	2.16%	1.89%	1.89%
Ratio of net operating expenses to average net assets including interest expense (2,3)	1.25%	1.26%	1.26%	1.25%	1.39%
Ratio of net investment income (loss) before expense reimbursement to average net assets (2,4)	(0.95)%	(1.78)%	(0.63)%	(0.57)%	(0.77)%
Ratio of net investment income (loss) after expense reimbursement to average net assets (2,4)	(0.07)%	0.54%	0.27%	0.07%	(0.27)%
Portfolio Turnover Rate	62%	86%	44%	52%	53%

*	Less than 0.005 cent per share.

**	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year/period.

(2)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(3)	Ratios to average net assets (excluding interest expense)
	Expenses, before waiver and reimbursement	2.14%	3.57%	2.15%	1.88%	1.88%
	Expenses, net waiver and reimbursement	1.25%	1.25%	1.25%	1.25%	1.37%

(4)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

FINANCIAL HIGHLIGHTS (Per Share Data for a Share Outstanding Throughout Each Year

	Easterly Snow
	Small Cap
	Value Fund
	Class R6**
	For the
	Period Ended
	February 28,
	2022
Net Asset Value, Beginning of Period	$50.04
Income (Loss) from Investment Operations:
Net investment income (1)	—
Net realized and unrealized loss	(1.39)
Total from investment operations	(1.39)
Dividends and Distributions:
Dividends from net investment income	(0.08)
Total dividends and distributions	(0.08)
Net Asset Value, End of Period	$48.57
Total Return*	(2.77	)% (5)
Ratios and Supplemental Data:
Net assets, end of period (000s)	$0	***
Ratio of gross operating expenses to average net assets including interest expense (2,3)	2.14	% (6)
Ratio of net operating expenses to average net assets including interest expense (2,3)	1.00	% (6)
Ratio of net investment income (loss) before expense reimbursement to average net assets (2,4)	1.25	% (6)
Ratio of net investment income (loss) after expense reimbursement to average net assets (2,4)	(0.02	)% (6)
Portfolio Turnover Rate	62	% (5)

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Class R6 commenced operations on November 4, 2021.

***	Less than 1,000.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year/period.

(2)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(3)	Ratios to average net assets (excluding interest expense)
	Expenses, before waiver and reimbursement	2.14	% (6)
	Expenses, net waiver and reimbursement	1.00	% (6)

(4)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(5)	Not annualized.

(6)	Annualized for periods less than one year.

FINANCIAL HIGHLIGHTS (Per Share Data for a Share Outstanding Throughout Each Year

	Easterly Snow Long/Short Opportunity Fund
	Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	February 28,	February 28,	February 29,	February 28,	February 28,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$31.48	$25.42	$26.07	$26.95	$26.55
Income (Loss) from Investment Operations:
Net investment income (1)	0.17	0.16	0.27	0.31	0.32
Net realized and unrealized gain (loss)	4.63	6.32	(0.44)	(0.77)	1.33
Total from investment operations	4.80	6.48	(0.17)	(0.46)	1.65
Dividends and Distributions:
Dividends from net investment income	(0.34)	(0.42)	(0.48)	(0.42)	(1.25)
Distributions from realized gains	(2.56)	—	—	—	—
Total dividends and distributions	(2.90)	(0.42)	(0.48)	(0.42)	(1.25)
Net Asset Value, End of Year	$33.38	$31.48	$25.42	$26.07	$26.95
Total Return*	15.40%	25.71%	(0.85)%	(1.55)%	6.12%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$52,102	$46,551	$51,478	$64,079	$72,100
Ratio of gross operating expenses to average net assets including interest expense (2,3)	1.65%	2.04%	1.70%	1.57%	1.58%
Ratio of net operating expenses to average net assets including interest expense (2,3)	1.68%	2.00%	1.70%	1.57%	1.58%
Ratio of net investment income before expense reimbursement to average net assets (2,4)	0.51%	0.59%	0.98%	1.15%	1.18%
Ratio of net investment income (loss) after expense reimbursement to average net assets (2,4)	0.49%	0.63%	0.98%	1.15%	1.18%
Portfolio Turnover Rate	51%	74%	54%	38%	72%

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(3)	Ratios to average net assets (excluding interest expense)
	Expenses, before waiver and reimbursement	1.45%	1.59%	1.41%	1.41%	1.50%
	Expenses, net waiver and reimbursement	1.48%	1.55%	1.41%	1.41%	1.50%

(4)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

FINANCIAL HIGHLIGHTS (Per Share Data for a Share Outstanding Throughout Each Year

	Easterly Snow Long/Short Opportunity Fund
	Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	February 28,	February 28,	February 29,	February 28,	February 28,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$29.75	$23.85	$24.36	$25.11	$24.74
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.06)	(0.03)	0.07	0.10	0.12
Net realized and unrealized gain (loss)	4.38	5.93	(0.44)	(0.70)	1.22
Total from investment operations	4.32	5.90	(0.37)	(0.60)	1.34
Dividends and Distributions:
Dividends from net investment income	(0.10)	—	(0.14)	(0.15)	(0.97)
Distributions from realized gains	(2.56)	—	—	—	—
Total dividends and distributions	(2.66)	—	(0.14)	(0.15)	(0.97)
Net Asset Value, End of Year	$31.41	$29.75	$23.85	$24.36	$25.11
Total Return*	14.64%	24.74%	(1.58)%	(2.29)%	5.31%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$3,158	$3,938	$9,744	$16,735	$20,597
Ratio of gross operating expenses to average net assets including interest expense (2,3)	2.32%	2.79%	2.45%	2.32%	2.33%
Ratio of net operating expenses to average net assets including interest expense (2,3)	2.35%	2.75%	2.45%	2.32%	2.33%
Ratio of net investment income before expense reimbursement to average net assets (2,4)	(0.16)%	(0.18)%	0.25%	0.40%	0.50%
Ratio of net investment income after expense reimbursement to average net assets (2,4)	(0.18)%	(0.14)%	0.25%	0.40%	0.50%
Portfolio Turnover Rate	51%	74%	54%	38%	72%

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(3)	Ratios to average net assets (excluding interest expense)
	Expenses, before waiver and reimbursement	2.10%	2.34%	2.16%	2.16%	2.25%
	Expenses, net waiver and reimbursement	2.13%	2.30%	2.16%	2.16%	2.25%

(4)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

FINANCIAL HIGHLIGHTS (Per Share Data for a Share Outstanding Throughout Each Year

	Easterly Snow Long/Short Opportunity Fund
	Class I
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	February 28,	February 28,	February 29,	February 28,	February 28,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$31.76	$25.68	$26.34	$27.24	$26.83
Income (Loss) from Investment Operations:
Net investment income (1)	0.25	0.22	0.34	0.37	0.38
Net realized and unrealized gain (loss)	4.69	6.39	(0.44)	(0.78)	1.35
Total from investment operations	4.94	6.61	(0.10)	(0.41)	1.73
Dividends and Distributions:
Dividends from net investment income	(0.43)	(0.53)	(0.56)	(0.49)	(1.32)
Distributions from realized gains	(2.56)	—	—	—	—
Total dividends and distributions	(2.99)	(0.53)	(0.56)	(0.49)	(1.32)
Net Asset Value, End of Year	$33.71	$31.76	$25.68	$26.34	$27.24
Total Return*	15.69%	26.00%	(0.60)%	(1.30)%	6.37%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$48,198	$45,372	$44,559	$70,730	$96,661
Ratio of gross operating expenses to average net assets including interest expense (2,3)	1.41%	1.79%	1.45%	1.32%	1.33%
Ratio of net operating expenses to average net assets including interest expense (2,3)	1.44%	1.75%	1.45%	1.32%	1.33%
Ratio of net investment income (loss) before expense reimbursement to average net assets (2,4)	0.75%	0.79%	1.24%	1.40%	1.41%
Ratio of net investment income (loss) after expense reimbursement to average net assets (2,4)	0.72%	0.83%	1.24%	1.40%	1.41%
Portfolio Turnover Rate	51%	74%	54%	38%	72%

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year/period.

(2)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(3)	Ratios to average net assets (excluding interest expense)
	Expenses, before waiver and reimbursement	1.18%	1.34%	1.16%	1.16%	1.25%
	Expenses, net waiver and reimbursement	1.21%	1.30%	1.16%	1.16%	1.25%

(4)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

FINANCIAL HIGHLIGHTS (Per Share Data for a Share Outstanding Throughout Each Year

	Easterly Snow Long/Short Opportunity Fund
	Class R6**
	For the
	Period Ended
	February 28,
	2022
Net Asset Value, Beginning of Period	$35.83
Income (Loss) from Investment Operations:
Net investment income (1)	0.12
Net realized and unrealized gain	0.75
Total from investment operations	0.87
Dividends and Distributions:
Dividends from net investment income	(0.43)
Distributions from realized gains	(2.56)
Total dividends and distributions	(2.99)
Net Asset Value, End of Period	$33.71
Total Return*	2.55	% (4)
Ratios and Supplemental Data:
Net assets, end of period (000s)	$0	***
Ratio of gross operating expenses to average net assets including interest expense (2,3)	1.41	% (5)
Ratio of net operating expenses to average net assets including interest expense (2,3)	1.23	% (5)
Ratio of net investment income (loss) before expense reimbursement to average net assets (2,6)	1.49	% (5)
Ratio of net investment income after expense reimbursement to average net assets (2,6)	1.05	% (5)
Portfolio Turnover Rate	51	% (4)

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	R6 commenced operations on November 4, 2021.

***	Less than 1,000.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year/period.

(2)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(3)	Ratios to average net assets (excluding interest expense)
	Expenses, before waiver and reimbursement	1.18	% (5)
	Expenses, net waiver and reimbursement	1.00	% (5)

(4)	Not annualized.

(5)	Annualized for periods less than one year.

(6)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

APPENDIX A

Intermediary-Specific Sales Charge Waivers and Discounts

The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares.

Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)

Shareholders purchasing Fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Funds’ Prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

●	Shares purchased in an investment advisory program.

●	Shares purchased within the same fund family through a systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same portfolio (but not any other fund within the fund family).

●	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

●	Shares purchased from the proceeds of redemptions within the same portfolio family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occurs in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

●	A shareholder in a Fund’s Class C shares will have their shares converted at NAV to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A and C shares available at Raymond James

●	Death or disability of the shareholder.

●	Shares sold as part of a systematic withdrawal plan as described in the Prospectus.

●	Return of excess contributions from an IRA Account.

●	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1/2 as described in the Prospectus.

●	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

●	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation, and/or letters of intent

●	Breakpoints as described in this Prospectus.

●	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

●	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Janney Montgomery Scott LLC (“Janney”)

If you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney

●	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

●	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

●	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

●	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

●	Shares acquired through a right of reinstatement.

●	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and C shares available at Janney

●	Shares sold upon the death or disability of the shareholder.

●	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.

●	Shares purchased in connection with a return of excess contributions from an IRA account.

●	Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70 1/2 as described in the fund’s Prospectus.

●	Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

●	Shares acquired through a right of reinstatement.

●	Shares exchanged into the same share class of a different fund.

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

●	Breakpoints as described in the fund’s Prospectus.

●	Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

●	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*	Also referred to as an “initial sales charge.”

Robert W. Baird & Co. (“Baird”)

Shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.

Front-End Sales Charge Waivers on Class A shares Available at Baird

●	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund

●	Shares purchased by employees and registered representatives of Baird or its affiliate(s) and their family members as designated by Baird

●	Shares purchased using the proceeds of redemptions from a Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

●	A shareholder in the Fund’s Class C shares will have their share converted at net asset value to Class A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

●	Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Class A and C shares Available at Baird

●	Shares sold due to death or disability of the shareholder

●	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

●	Shares bought due to returns of excess contributions from an IRA Account

●	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s Prospectus

●	Shares sold to pay Baird fees but only if the transaction is initiated by Baird

●	Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulation

●	Breakpoints as described in this Prospectus

●	Rights of accumulation, which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets

●	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family through Baird, over a 13-month period of time

Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”)

Shareholders purchasing fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

●	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

●	Shares purchased by or through a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents).

●	Shares purchased through a Merrill Lynch affiliated investment advisory program.

●	Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers.

●	Shares purchased by third party investment professionals on behalf of their advisory clients through Merrill Lynch’s platform.

●	Shares of funds purchased through the Merrill Edge Self-Directed platform.

●	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

●	Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers.

●	Employees and registered representatives of Merrill Lynch or its affiliates and their family members.

●	Directors or Trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in this prospectus.

●	Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement.

CDSC Waivers on Class A Shares and Class C Shares available at Merrill Lynch

●	Death or disability of the shareholder.

●	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

●	Return of excess contributions from an IRA account.

●	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Code.

●	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch.

●	Shares acquired through a right of reinstatement.

●	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only).

●	Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers.

 Front-end Sales Charge Discounts Available at Merrill Lynch: Breakpoints and/or Rights of Accumulation

●	Breakpoints as described in this prospectus.

●	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in this prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial professional about such assets.

●	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time.

Additional information about each Fund’s investments is available in the Funds’ Annual and Semi-Annual Reports to Shareholders. In the Funds’ Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year. The Funds’ SAI also provides additional information about each Fund. The SAI is incorporated herein by reference (legally is part of this Prospectus). For a free copy of the Annual Report, the Semi-Annual Report or the SAI, to request other information about the Funds, or to make shareholder inquiries, please call (833) 999-2636.

You also may obtain information about the Funds, including the Annual and Semi-Annual Reports (when available) and the SAI, by calling your financial advisor or by visiting our Internet site at: at: https://www.EasterlyFunds.com/funds/.

Information about the Funds, including the Annual and Semi-Annual Reports (when available) and the SAI, can be reviewed and copied at the SEC’s Public Reference Section. Reports and other information about the Easterly Funds are available on the EDGAR Database on the SEC’s Internet site at and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

The Trust’s Investment Company Act file number is 811-23611.